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                                                                   Exhibit 10.16

                    MASTER EQUIPMENT LEASE AGREEMENT NO. 0148

THIS MASTER EQUIPMENT LEASE AGREEMENT NO. 0148 (the "Lease") is dated as of May 1, 1998 between PHOENIX LEASING INCORPORATED, a California corporation ("Lessor") and INTELLIPOST CORPORATION, a California corporation and INTELLIPOST CORPORATION, a Delaware corporation (jointly and severally, "Lessee" and separately, each a "Co-Lessee").

                                    RECITALS

Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, the equipment, machinery, fixture, other items and intangibles including, but not limited to high end computers, peripherals, workstations, servers, routers, hubs, RAID, office equipment and furniture, and certain custom use equipment, installation and delivery costs, purchase tax, toolings, sore and items generally considered fungible or expendable ("Soft Costs") and all substitutions and replacements of and additions, improve, accessions and accumulations thereto, together with all rents, issues, income, profits and proceeds therefrom which is described on the schedule attached hereto or any subsequently-executed schedule entered into by Lessor and Lessee and which incorporates this Lease by reference (herein called "Equipment"). Any such schedules shall hereinafter individually be referred to as a "Schedule" and collectively be referred to as the "Schedules."

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

Lessor hereby leases the Equipment to Lessee upon the following terms and conditions:

SECTION 1. TERM OF AGREEMENT. The term of this Lease begins on the date set forth above and shall continue thereafter and be in effect so long as and at any time any Schedule entered into pursuant to this Lease is in effect. The Base Term and rent payable with respect to each leased item of Equipment shall be as set forth in and as stated in the respective Schedule(s). The terms of each Schedule hereto are subject to all conditions and provisions of this Lease as it may at any time be amended. Each Schedule shall constitute a separate and independent lease and contractual obligation of Lessee and shall incorporate the terms and conditions of this Lease and any additional provisions contained in such Schedule. In the event of a conflict between the terms and conditions of this Lease and any additional provisions of such Schedule, the additional provisions of such Schedule shall prevail with respect to such Schedule only.

SECTION 2. NON-CANCELLABLE LEASE. This Lease and any Schedule cannot be cancelled or terminated except as expressly provided herein. This Lease (which includes any Schedule which incorporates the terms and conditions of this Lease) constitutes a net lease and Lessee agrees that its obligations to pay all rent and other sums payable hereunder (and under any Schedule) and the rights of Lessor and assignee in and to such rent and other sums, are absolute and unconditional and are not subject to any abatement, reduction, setoff defense, counterclaim or recoupment due or alleged to be due to, or by reason of, any past, present or future claims which Lessee may have against Lessor, any assignee, the manufacturer or seller of the Equipment, or against any person for any reason whatsoever.

SECTION 3. LESSOR COMMITMENT. Subject to the terms and conditions of this Lease and so long as no Event of Default or event which with the giving of notice or passage of time, or both, could become an Event of Default has occurred and is continuing, Lessor agrees to lease to Lessee the groups of Equipment described on each Schedule, subject to the following conditions: (a) that in no event shall Lessor be obligated to lease Equipment to Lessee hereunder where the aggregate purchase price of all Equipment leased to Lessee hereunder would exceed $250,000 ("Commitment") of which amount Lessor may purchase Soft Costs for lease to Lessee


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                        MASTER EQUIPMENT LEASE AGREEMENT


having an aggregate purchase price not exceeding an amount equal to 20% of the utilized Commitment; (b) the amount of Equipment purchased by Lessor at any one time shall be at least equal to $25,000 except for a final advance which may be less than $25,000; (c) Lessor shall not be obligated to purchase Equipment hereunder after January 31, 1999; (d) all Lease documentation required by Lessor has been executed by Lessee or provided by Lessee no later than April 20, 1998;
(e) the equipment described on the Schedule is acceptable to Lessor; (f) with respect to each funding, Lessee has provided to Lessor each of the closing documents and other items described in Exhibit A hereto (which documents shall be in form and substance acceptable to Lessor) and which list may be modified for each subsequent funding; (g) there is no material adverse change in Lessee's condition, financial or otherwise, that would materially impair the ability of Lessee to meet its payment and other obligations under this Lease, a ("Material Adverse Effect"), as reasonably determined by Lessor, and Lessee so certifies, from (yy) the date of the most recent financial statements delivered by Lessee to Lessor prior to execution of this Lease, to (zz) the date of the proposed lease of the Equipment; (h) Lessee is performing substantially in accordance with its business plan referred to as "Plan 1998/1999" fax dated 1/26/98, viable through 12/31/99, as may be amended from time to time in form and substance acceptable to Lessor ("Business Plan"); (i) Lessor or its agent has inspected and placed identification labels on the Equipment; (j) Lessee shall offer to Lessor, on an exclusive basis, all lease transactions for equipment contemplated by Lessee until expiration of all Schedules; however if Lessor declines to finance any such transaction or Lessee and Lessor cannot agree upon terms, then Lessee shall be free to seek such financing from any other third party; (k) Lessor has received in form and substance acceptable to Lessor Lessee's interim financial statements signed by a financial officer of Lessee; and (1) prior to the first funding hereunder, Lessor has received evidence satisfactory to Lessor of Lessee's $3,046,087 cash position as of 11/30/97.



SECTION 4. NO WARRANTIES BY LESSOR. (a) Lessee has selected both (i) the Equipment and (ii) the suppliers (herein called "Vendor") from whom Lessor is to purchase the Equipment. LESSOR MAKES NO WARRANTY EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING THE CON- DITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, ITS COMPLIANCE WITH ANY APPLICABLE GOVERNMENTAL REQUIREMENTS AND ITS NON-INFRINGEMENT OF ANY PATENTS OR OTHER RIGHTS, AND AS TO LESSOR, LESSEE LEASES THE EQUIPMENT "AS IS" AND WITH ALL FAULTS. (b) If the Equipment is not properly installed, does not operate as represented or warranted by Vendor or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against Vendor and shall, nevertheless, pay Lessor all rent payable under this Lease, Lessee hereby waiving any such claims as against Lessor. Lessor hereby agrees to assign to Lessee solely for the purpose of making .and prosecuting any said claim, to the extent assignable, all of the rights which Lessor has against Vendor for breach of warranty or other representation respecting the Equipment. Lessor shall have no responsibility for delay or failure to fill the order. (c) Lessee understands and agrees that neither the Vendor nor any salesman or other agent of the Vendor is an agent of Lessor. No salesman or agent of Vendor is authorized to waive or alter any term or condition of this Lease, and no representations as to the Equipment or any other matter by the Vendor shall in any way affect Lessee's duty to pay the rent and perform its other obligations as set forth in this Lease. (d) Lessee hereby requests Lessor to purchase Equipment from Vendor and to lease Equipment to Lessee on the terms and conditions of the Lease set forth herein. (e) Lessee hereby authorizes Lessor to insert in this Lease and each Schedule hereto the serial numbers and other identification data of the Equipment when determined by Lessor.

SECTION 5. LESSEE'S REPRESENTATIONS AND WARRANTIES. Each Co-Lessee represents and warrants that (a) it is in good standing under the laws of the state of its formation, and duly qualified to do business, and will remain duly qualified during the term of this Lease, in each state where necessary to carry on its present business and operations including the jurisdictions where the Equipment will be located, as specified on each Schedule hereto except where failure to be so qualified would not have a Material Adverse Effect; (b)


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it has full authority to execute and deliver this Lease and perform the terms hereof, and this Lease has been duly authorized and constitutes valid and binding obligations of Co-Lessee enforceable in accordance with its terms; (c) this Lease will not contravene any law, regulation or judgment affecting Co-Lessee or result in any breach of any agreement or other instrument binding on Co-Lessee; (d) no consent of Co-Lessee's shareholders, members or managers or partners, as applicable, or holder of any indebtedness, or filing with, or approval of, any governmental agency or commission, is a condition to the performance of the terms hereof; (e) there is no action or proceeding pending or threatened against Co-Lessee before any court or administrative agency which might result in a Material Adverse Effect on the business, financial condition or operations of Co-Lessee; (f) no deed of trust, mortgage or third party interest arising through Co-Lessee will attach to the Equipment or the Lease;
(g) the Equipment will remain at all times under applicable law, removable personal property, free and clear of any lien or encumbrance in favor of Co-Lessee or any other person, notwithstanding the manner in which the Equipment may be attached to any real property; (h) all credit, financial and any other information submitted to Lessor herewith or any other time is true and correct in all material respects; and (i) Co-Lessee has provided, or will provide if requested, Lessee's tax identification number.

SECTION 6. EQUIPMENT ORDERING. Lessee shall be responsible for all packing, rigging, transportation and installation charges for the Equipment and Lessor may separately invoice Lessee for such charges. Lessee has selected the Equipment itself and shall arrange for delivery of Equipment so that it can be accepted in accordance with Section 7 hereof. Lessee hereby agrees to indemnify and hold Lessor harmless from any claims, liabilities, costs and expenses, including reasonable attorneys' fees, incurred by Lessor arising out of any purchase orders or assignments executed by Lessor with respect to any Equipment or services relating thereto.

SECTION 7. LESSEE ACCEPTANCE. Lessee shall return to Lessor the signed and dated Acceptance Notice attached to each Schedule hereto (a) acknowledging the Equipment has been received, installed and is ready for use and (b) accepting it as satisfactory in all respects for the purposes of this Lease. Lessor is authorized to fill in the Rent Start Date on each Schedule in accordance with the foregoing.

SECTION 8. LOCATION; INSPECTION; LABELS. The Equipment shall be delivered to and shall not be removed from the Equipment "Location" shown on each Schedule without Lessor's prior written consent (such consent not to be unreasonably withheld), which Location shall in all events be within the United States. Lessor shall have the fight to inspect the Equipment including records relating thereto, and Lessee's books and records at any time (upon reasonable notification) during regular business hours, such books and records to be maintained in accordance with generally accepted accounting principles. Lessee shall be responsible for all labor, material and freight charges incurred in connection with any removal or relocation of such Equipment which is requested by the Lessee and consented to by Lessor, as well as for any charges due to the installation or moving of the Equipment. The rental payments shall continue during any period in which the Equipment is in transit during a relocation. Lessor or its agent shall mark and label the Equipment, which labels (to be provided by Lessor) shall state the Equipment is owned by Lessor, and Lessee shall keep such labels on the Equipment as labeled by Lessor or its agent.

SECTION 9. EQUIPMENT MAINTENANCE. (a) General. Lessee will locate or base each item of Equipment where designated in the Acceptance Notice and will reasonably permit Lessor to inspect such item of Equipment and its maintenance records. Lessee will at its sole expense comply with all applicable laws, rules, regulations, requirements and orders with respect to the use, maintenance, repair, condition, storage and operation of each item of Equipment. Except as required herein (or other than in conformity with the manufacturer's warranty and/or functional improvements), Lessee will not make any addition or improvement to any item of Equipment that is not readily removable without causing material damage to any item or impairing its original


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value or utility. Any addition or improvement that is so required or cannot be so removed will immediately become the property of Lessor. (b) Service and Repair. With respect to computer equipment, other than personal computers, Lessee has entered into, and will maintain in effect, vendor's standard maintenance contract or another contract satisfactory to Lessor for a period equal to the term of each Schedule and extensions thereto which provides for the maintenance of the Equipment in good condition and working order and repairs and replacement of parts thereof, all in accordance with the terms of such maintenance contract. Lessee shall have such computer equipment certified for the vendor's standard maintenance agreement before Lessor acquires any interest in the Equipment as provided in this Lease. With respect to any other Equipment, Lessee will, at its sole expense, maintain and service, and repair any damage to, each item of Equipment in a manner consistent with prudent industry practice and Lessee's own practice so that such item of Equipment is at all times (I) in the same condition as when delivered to Lessee, except for ordinary wear and tear, (ii) in good operating order for the function intended by its manufacturer's warranties and recommendations.

SECTION 10. LOSS OR DAMAGE. Lessee assumes the entire risk of loss to the Equipment through use, operation or otherwise. Lessee hereby indemnifies and holds harmless Lessor from and against all claims, loss of rental payments, costs, damages, and expenses relating to or resulting from any loss, damage or destruction of the Equipment, any such occurrence being hereinafter called a "Casualty Occurrence." No Casualty Occurrence shall relieve Lessee from the obligation to pay rent or from any other obligation under the Lease. Within thirty (30) days after such Casualty Occurrence, Lessee shall either (a) repair the Equipment, returning it to good operating condition; or Co) replace the Equipment with identical equipment in good condition and repair, the title to which shall vest in Lessor and which thereafter shall be subject to the terms of this Lease; or (c) pay to Lessor (I) on the first rental payment date following the Casualty Occurrence, or, if there is no such rental payment date, no later than thirty (30) days after such Casualty Occurrence, any unpaid accrued amounts relating to such Equipment due Lessor under this Lease up to the date of the Casualty Occurrence, and (ii) upon the earlier of (A) the receipt of insurance proceeds with respect to such Casualty Occurrence, or (B) within thirty (30) days of such Casualty Occurrence, a sum equal to the Casualty Value as set forth in the Casualty Value table attached to each Schedule hereto for such Equipment; provided, however, nothing set forth in this sentence shall be deemed to relieve Lessee of the obligation to continue to pay scheduled rental payments as they relate to the Equipment that was the subject of the Casualty Occurrence as such payments become due and payable prior to the date that the Casualty Value with respect thereto is paid to Lessor in accordance with this section nor shall any provision of this sentence be deemed to provide that Lessee's obligation to pay the Casualty Value shall be limited to the amount of the insurance proceeds that Lessee receives. Upon the making of such payment, the term of this Lease as to each unit of Equipment with respect to which the Casualty Value was paid shall terminate.

SECTION 11. GENERAL INDEMNITY. Lessee will protect, indemnify and save harmless Lessor and any assignees on an after-tax basis from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Lessor or any assignee of Lessor by Lessee or any third party by reason of the occurrence or existence (or alleged occurrence or existence) of any act or event relating to or caused by the Equipment or its purchase, acceptance, possession, use, maintenance or transportation, including but not limited to, consequential or special damages of any kind, or any failure on the part of Lessee to perform or comply with any of the terms of this Lease, claims for latent or other defects, claims for patent, trademark or copyright infringement and claims for personal injury, death or property damage, including those based on Lessor's negligence or strict liability in tort and excluding only that based on Lessor's gross negligence or willful misconduct. In the event that any action, suit or proceeding is brought against Lessor by reason of any such occurrence, Lessee, upon request of Lessor, will at Lessee's expense resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated and approved by Lessor. Lessee's obligations under this Section 11 shall survive the expiration of this Lease with respect to acts or events occurring or alleged to have occurred prior to


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the return of the Equipment to Lessor at the end of the Lease term.

SECTION 12. INSURANCE. Lessee at its expense shall keep the Equipment insured for the entire term and any extensions of this Lease against all risks of physical loss for at least the replacement value of such Equipment and in no event for less than the amount payable following a Casualty Occurrence (as provided in Section 10) and shah provide for a loss payable endorsement to Lessor and/or any assignee of Lessor. Lessee shall maintain commercial general liability insurance, including products liability and completed operations coverage, with respect to loss or damage for personal injury, death or property damage in an amount not less than $2,000,000 in the aggregate, naming Lessor and/or Lessor's assignee as additional insured. If such insurance is provided on a claims made basis, such insurance shall include a five (5) year extended claim reporting period. Such insurance shall contain insurer's agreement to give thirty (30) days' advance written notice to Lessor before cancellation or material change of any policy of insurance. Lessee will provide Lessor and any assignee of Lessor with a certificate of insurance from the insurer evidencing Lessor's or such assignee's interest in the policy of insurance. Such insurance shall cover any Casualty Occurrence to any unit of Equipment. Notwithstanding anything in Section 10 or this Section 12 to the contrary, this Lease and Lessee's obligations hereunder and under each Schedule shall remain in full force and effect with respect to any unit of Equipment which is not subject to a Casualty Occurrence. If Lessee fails to provide or maintain insurance as required herein, Lessor shall have the right, but shall not be obligated to obtain such insurance. In that event, Lessee shall pay to Lessor the cost thereof.

SECTION 13. TAXES. Lessee agrees to report the Equipment as equipment leased from Lessor and not as equipment owned by Lessee on Lessee's personal property tax return. Promptly upon receipt of an invoice from Lessor, Lessee agrees to reimburse Lessor for (or pay directly if instructed by Lessor), and agrees to indemnify and hold Lessor harmless from, all fees (including, but not limited to, license, documentation, recording and registration fees), and all sales, use, gross receipts, personal property, occupational, value added or other taxes, levies, imposts, duties, assessments, charges, or withholdings of any nature whatsoever, together with any penalties, fines, additions to tax, or interest thereon (all of the foregoing being hereafter referred to as "Impositions") except same as may be attributable to Lessor's income, arising at any time prior to or during the term of this Lease, or upon termination or early termination of this Lease and levied or imposed upon Lessor directly or otherwise by any Federal, state or local government in the United States or by any foreign country or foreign or international taxing authority upon or with respect to (a) the Equipment, (b) the exportation, importation, registration, purchase, ownership, delivery, leasing, possession, use, operation, storage, maintenance, repair, return, sale, transfer of title, or other disposition thereof, (c) the rentals, receipts, or earnings arising from the Equipment, or any disposition of the rights to such rentals, receipts, or earnings, (d) any payment pursuant to this Lease, and (e) this Lease or the transaction or any part thereof. Lessee's obligations under this Section 13 shall survive the expiration of this Lease with respect to acts or events occurring or alleged to have occurred prior to the return of the Equipment to Lessor at the end of the Lease term

SECTION 14. METHOD AND PLACE OF PAYMENT. Lessee shall pay to Lessor, at its office at the address specified in the Schedules, or such other address as Lessor specifies in writing, all amounts payable to it in respect of the Schedules.

SECTION 15. SURRENDER OF EQUIPMENT. If required by the terms of this Lease or any Schedule, Lessee will forthwith surrender the Equipment to Lessor delivered in as good order and condition as originally delivered, reasonable wear and tear exempted. Lessor may, at its sole option, arrange for removal and transportation of the Equipment provided that Lessee's obligations under Sections 10, 11 and 12 shall not be released. Lessee shall bear all expenses of delivering (which include, but are not limited to, the de-installation, insurance, packaging and transportation of) the Equipment to Lessor's location or other location within the United


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States as Lessor reasonably request. Notwithstanding Lessee's surrender and/or delivery of the Equipment and/or Lessor's removal of the Equipment, all obligations of Lessee under this Lease, including rental payments, shall remain in full force and effect until Lessee delivers the Equipment to Lessor.

SECTION 16. MISCELLANEOUS AFFIRMATIVE COVENANTS. So long as any payment required of Lessee hero is unpaid and as long as any obligations of Lessee under this Lease remain outstanding, Lessee will: (a) duly pay all governmental taxes and assessments at the time they become due and payable; Co) comply with all applicable governmental laws, rules and regulations relating to the business and the Equipment; (c) maintain Lessor's ownership interest in the Equipment; (d) furnish Lessor with its annual audited financial statements within one hundred twenty (120) days following the end of Lessee's fiscal year, unaudited quarterly financial statements within forty-five (45) days after the end of each fiscal quarter, and within thirty (30) days of the end of each month a financial statement for that month prepared by Lessee, including all financial information given to Lessee's Board of Directors, and including an income statement and balance sheet, all of which shall be certified by an officer of Lessee as true and correct and shall be prepared in accordance with generally accepted accounting principles consistently applied, and such other information as Lessor may reasonably request; (e) promptly (but in no event more than five (5) days after the occurrence of such event) notify Lessor of any Material Adverse Effect regarding Lessee's financial condition during the commitment period and of the occurrence of any Event of Default; and (f) take all steps deemed by Lessor reasonable or advisable to validate Lessor's ownership of the Equipment.

SECTION 17. ASSIGNMENT. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD, LESSEE SHALL NOT (a) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THIS LEASE, ANY SCHEDULES, THE EQUIPMENT, OR ANY INTEREST THEREIN, OR (b) SUBLET OR LEND EQUIPMENT OR PERMIT IT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES, OR (c) MERGE INTO, CONSOLIDATE WITH OR CONVEY OR TRANSFER ITS PROPERTIES SUBSTANTIALLY AS AN ENTIRETY TO ANY OTHER PERSON OR ENTITY EXCEPT TO A SUCCESSOR IN INTEREST TO ALL OR SUBSTANTIALLY ALL OF THE BUSINESS OF LESSEE; PROVIDED, HOWEVER, THAT, THE FINANCIAL CONDITION OF SUCH SUCCESSOR IS GREATER THAN OR EQUAL TO THAT OF LESSEE, AS DETERMINED IN GOOD FAITH BY LESSOR, AND THE SUCCESSOR'S BUSINESS AND ITS MAJOR INVESTORS ARE REASONABLY ACCEPTABLE TO LESSOR. LESSOR MAY ASSIGN THIS LEASE AND ANY SCHEDULES OR GRANT A SECURITY INTEREST IN ANY OR ALL EQUIPMENT, OR BOTH, IN WHOLE OR IN PART TO ONE OR MORE ASSIGNEES OR SECURED PARTIES WITHOUT NOTICE TO LESSEE. If Lessee is given notice of such assignment it agrees to acknowledge receipt thereof in writing and Lessee shall execute such additional documentation as Lessor's assignee and/or secured party shall reasonably require. Each such assignee and/or secured party shall have all of the rights, but (except as provided in this Section 17) none of the obligations, of Lessor under this Least, unless such assignee or secured party expressly agrees to assume such obligations in writing. Lessee shall not assert against any assignee and/or secured party any defense, counterclaim or offset that Lessee may have against Lessor. Notwithstanding any such assignment, and providing no Event of Default has occurred and is continuing, Lessor, or its assignees, secured parties, or their agents or assigns, shall not interfere with Lessee's right to quietly enjoy use of Equipment subject to the terms and conditions of this Lease. Subject to the foregoing, this Lease inures to the benefit of and is binding upon the successors and assignees of the parties hereto. Lessee acknowledges that any such assignment by Lessor will not materially change Lessee's duties or obligations under the Lease or increase any burden of risk on Lessee.


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SECTION 18. DEFAULT. (a) Events of Default. Any of the following events or conditions shall constitute an "Event of Default" hereunder. (i) Any Co-Lessee's failure to pay any monies due to Lessor hereunder or under any Schedule beyond the tenth (10th) day after the same is due; (ii) any Co-Lessee's failure to comply with its obligations under Section 12 or Section 17; (iii) Any representation or warranty of any Co-Lessee made in this Lease or the Schedules or in any other agreements, statement or certificate furnished to Lessor in connection with this Lease or the Schedules shall prove to have been incorrect in any material respect when made or given; (iv) any Co-Lessee's failure to comply with or perform any term, covenant, condition, warranty or representation of this Lease or any Schedule hereto or under any other agreement between Lessee and Lessor or under any lease or mortgage of real property covering the location of Equipment if such failure to comply or perform is not cured by any Co-Lessee within thirty (30) days after Lessee knows of the non-compliance or nonperformance or notice from Lessor, (v) seizure of the Equipment under legal process; (vi) the filing by or against any Co-Lessee or any guarantor under any guaranty executed in connection with this Lease ("Guarantor") of a petition for reorganization or liquidation under the Bankruptcy Code or any amendment thereto or under any other insolvency law providing for the relief of debtors; (vii) the voluntary or involuntary making of an assignment of a substantial portion of its assets by any Co-Lessee, or by any Guarantor, for the benefit of its creditors, the appointment of a receiver or trustee for any Co-Lessee or any Guarantor for any of any Co-Lessee's or Guarantor's assets, the institution by or against any Co-Lessee or any Guarantor of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of any Co-Lessee or any Guarantor, provided that in the case of all such involuntary proceedings, same are not dismissed within sixty (60) days after commencement; or (viii) other than as allowed under Section 17 or as otherwise allowed under any guaranty executed by Guarantor in connection with this Lease, the making by any Co-Lessee or any Guarantor of a transfer of all or a material portion of any Co-Lessee's or Guarantor's assets or inventory not in the ordinary course of business.

        (b) Remedies. If any Event of Default has occurred, Lessor may in its sole discretion exercise one or more of the following remedies with respect to any or all of the Equipment (i) Lessor may proceed by appropriate court action or actions either at law or in equity to enforce performance by Co-Lessee, of the applicable covenants of this Lease, or to recover damages therefor; (ii) any Co Lessee will, without demand, on the next rent payment date following the Event of Default, pay to Lessor as liquidated damages which the parties agree are fair and reasonable undo' the circumstances existing at the time this Lease is entered into, and not as a penalty, an amount equal to the Casualty Value of the Equipment set forth in the Casualty Value Table attached to such Equipment's Schedule together with any rent or other amounts past due and owing by Lessee hereunder; (iii) Lessor may, without notice to or demand upon any Co-Lessee; (A) Take possession of the Equipment and lease or sell the same or any portion thereof, for such period, amount, and to such entity as Lessor shall elect. The proceeds of such lease or sale will be applied by Lessor (1) first, to pay all costs and expenses, including reasonable legal fees and disbursements, incurred by Lessor as a result of the default and the exercise of its remedies with respect thereto, (2) second, to pay Lessor an amount equal to any unpaid rent or other amounts past due and payable plus the Casualty Value, to the extent not previously paid by any Co-Lessee, and (3) third, to reimburse any Co-Lessee for the Casualty Value to the extent previously paid. Any surplus remaining thereafter will be retained by Lessor, (B) Take possession of the Equipment and hold and keep idle the same or any portion thereof.

Each Co-Lessee agrees to pay all reasonable out-of-pocket costs of Lessor incurred in enforcement of this Lease, the Schedules or any instrument or agreement required under this Lease, including but not limited to reasonable outside counsel legal fees and litigation expenses and reasonable fees of collection agencies ("Remedy Expenses"). At Lessor's request, any Co-Lessee shall assemble the Equipment and make it available to Lessor at such reasonable location as Lessor may designate. Each Co-Lessee waives any right it may have to redeem the Equipment.


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No delay or omission of Lessor, in exercising any right or power arising from any Event of Default shall prevent Lessor from exercising that right or power if the Event of Default continues. No waiver of an Event of Default, whether full or partial, by Lessor or such holder shall be taken to extend to any subsequent Event of Default, or to impair the rights of Lessor in respect of any damages suffered as a result of the Event of Default. The giving, taking or enforcement of any other or additional security, Equipment or guaranty for the payment or discharge of the Lease obligations and performance of the obligations shall in no way operate to prejudice, waive or affect Lessor's ownership interest created under this Lease or any rights, powers or remedies exercised hereunder or thereunder. Lessor shall not be required first to repossess the Equipment prior to bringing an action against Lessee for sums owed to Lessor under this Lease or under any Schedule.

SECTION 19. LATE PAYMENTS. Lessee shall pay to Lessor an amount equal to the lesser of 8% of any payment owed Lender by Borrower which is not paid when due (taking into account applicable grace periods), for every month such payment to not paid when due, but in no event an amount greater than the highest rate permitted by applicable law. If such amounts have not been received by Lessor at Lessor's place of business or by Lessor's designated agent by the date such amounts are due under this Lease, Lessor shall bill Lessee for such charges. Lessee acknowledges that invoices for rentals due hereunder or under the Schedules are sent by Lessor for Lessee's convenience only. Lessee's non-receipt of an invoice will not relieve Lessee of its obligation to make rent payments hereunder or under the Schedules.

SECTION 20. LESSOR'S EXPENSE. Lessee shall pay Lessor all reasonable costs and reasonable expenses including reasonable attorney's fees and the fees of collection agencies, incurred by Lessor (a) in enforcing any of the terms, conditions or provisions hereof and related to the exercise of its remedies, and
Co) in connection with any bankruptcy or post-judgment proceeding, whether or not suit is filed and, in each and every action, suit or proceeding, including any and all appeals and petitions therefrom.

SECTION 21. PAYMENTS BY LESSOR. If Lessee shall fail to make any payment or perform any act required hereunder (including, but not limited to, maintenance of any insurance required by Section 12), then Lessor may, but shall not be required to, after such notice to Lessee as is reasonable under the circumstances, make such payment or perform such act with the same effect as if made or performed by Lessee. Lessee will upon demand reimburse Lender for all sums paid and all costs and expenses incurred in connection with the performance of any such act.

SECTION 22. OWNERSHIP; PERSONAL PROPERTY. The Equipment shall be and remain personal property of Lessor, and Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease, notwithstanding the manner in which it may be attached or affixed to real property, and upon termination or expiration of the Lease term, Lessee shall have the duty and Lessor shall have the right to remove the Equipment from the premises where the same be located whether or not affixed or attached to the real property or any building, at the cost and expense of Lessee.

SECTION 23. ALTERATIONS; ATTACHMENTS. Other than in conformity with the manufacturer's warranty and/or functional improvements, no alterations or attachments shall be made to the Equipment without Lessor's prior written consent, which shall not be given for changes that will affect the reliability and utility of the Equipment or which cannot be removed without damage to the Equipment, or which in any way affect the value of the Equipment for purposes of resale or re-lease. All attachments and improvements to the Equipment which are not readily removable without causing material damage to the Equipment or impairing its original value or utility shall be deemed to be "Equipment" for purposes of the Lease, and all right, title and interest therein shall immediately vest in Lessor.

SECTION 24. FINANCING STATEMENT. Lessee will execute all financing statements pursuant to the Uniform Commercial Code and all such other documents reasonably requested by Lessor to protect Lessor's interests hereunder. Lessee authorizes Lessor to file financing statements signed only by Lessor (where such authorization is permitted by law) at all places where Lessor deems necessary.

SECTION 25. MISCELLANEOUS. (a) Each Co-Lessee shall provide Lessor with such corporate resolutions, financial statements and other documents as Lessor shall request from tune to time. Co) Each Co-Lessee represents that the Equipment is being leased hereunder for business purposes. (c) Time is of the essence with respect to this Lease. (d) Each Co-Lessee shall keep its books and records in accordance with generally accepted accounting principles and practices consistently applied and shall deliver to Lessor its annual audited financial statements, unaudited monthly financial statements to include any financial information given to each Co-Lessee's Board of Directors, and signed by an officer of such Co-Lessee and such other unaudited financial statements as may be reasonably requested by Lessor. (e) Any action by any Co-Lessee against Lessor for any default by Lessor under this Lease, including breach of warranty or indemnity, shall be commenced within one (1) year after any such cause of action accrues. (f) Each Co-Lessee will notify Lessor at least 30 days prior to changing its name, principal place of business or chief executive office, (g) The obligations of each Co-Lessee hereunder shall survive the expiration or earlier termination of this Lease and the Schedules until all such obligations of each Co- Lessee to Lessor have been met and all liabilities of each Co-Lessee to Lessor or any assignee have been paid in full. (h) Each Co-Lessee hereby appoints Lessor (and each of Lessor's officers or employees designated by Lessor) with full power of substitution by Lessor, as each Co-Lessee's attorney, with power to execute and deliver on each Co-Lessee's behalf, financing statements and other documents necessary to perfect and/or give notice of Lessor's ownership of any of the Equipment.

SECTION 26. NOTICES. All notices hereunder shall be in writing, by registered mail, or reliable messenger or delivery service and shall be directed, as the case may be, to Lessor at 2401 Kerner Boulevard, San Rafael, California 94901,
Attention: Asset Management and to Lessee at 565 Commercial Street, 2nd Floor, San Francisco, California 94111, Attention: Layton Han, CFO.

SECTION 27. ENTIRE AGREEMENT. Lessee acknowledges that Lessee has read this Lease, understands it and agrees to be bound by its terms, and further agrees that the Lease and each Schedule constitute the entire agreement between Lessor and Lessee with respect to the subject matter hereof and supersedes all previous agreements, promises, or representations. The terms and conditions hereof shall prevail notwithstanding any variance with the terms of any purchase order submitted by the Lessee with respect to any Equipment covered hereby.

SECTION 28. AMENDMENT. This Lease may not be changed, altered or modified except by an instrument in writing signed by an officer of the Lessor and the Lessee.

SECTION 29. WAIVER. Any failure of Lessor to require strict performance by Lessee or any waiver by Lessor of any provision herein shall not be construed as a consent or waiver of any other breach of the same or any other provision.

SECTION 30. SEVERABILITY. If any provision of this Lease or a Schedule is held invalid, such invalidity shall not affect any other provisions hereof or thereof.

SECTION 31. JURISDICTION AND WAIVER OF JURY TRIAL. This Lease shall be deemed to have been negotiated, entered into and performed in the State of California and it is understood and agreed that the validity of this Lease and of any of its terms and provisions, as well as the rights and duties of the parties to this Lease, shall be construed pursuant to and in accordance with the laws of the State of California, without giving effect to conflicts of law principles. It is agreed that exclusive jurisdiction and venue for any legal action between the parties arising out of this Lease shah be in the Superior Court for Marin County, California, or, in cases where Federal diversity jurisdiction is available, in the United States District Court for the Northern District of California situated in San Francisco. LESSEE, TO THE EXTENT IT MAY LAWFULLY DO SO, HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS LEASE, ANY SCHEDULE, OR ANY AGREEMENT EXECUTED IN CONNECTION HEREWITH.

SECTION 32. NATURE OF TRANSACTION. Lessor makes no representation whatsoever, express or implied, concerning the legal character of the transaction evidenced hereby, for tax or any other purpose.

SECTION 33. SECURITY INTEREST. (a) One executed copy of the Lease will be marked "Original" and all other counterparts will be duplicates. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in the Lease may be created in any documents other than the "Original."
(b) There shall be only one original of each Schedule and it shall be marked "Original," and all other counterparts will be duplicates. To the extent, if any, that any Schedule(s) to this Lease constitutes chattel paper (or as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in any Schedule(s) may be created in any documents other than the "Original."

SECTION 34. SUSPENSION OF LESSOR'S OBLIGATIONS. The obligations of Lessor hereunder will be suspended to the extent that Lessor is hindered or prevented from complying therewith because of labor disturbances, including but not limited to strikes and lockouts, acts of God, fires, storms, accidents, industrial unrest, acts of war, insurrection, riot or civil disorder, any order, decree, law, failure of the manufacturer to deliver any item of Equipment, governmental regulations or interfere , or any cause whatsoever not within the sole and exclusive control of Lessor.

SECTION 35. SOFTWARE. For the term of this Lease, and so long as no Event of Default has occurred and is continuing, Lessor hereby assigns to Lessee all of Lessor's rights under any license agreement executed by Lessor in connection with the Equipment (except for any right of Lessor to be reimbursed for the license fee). Lessee agrees to be bound by the provisions of any such license agreement and to perform all obligations of Lessor (except Lessor's payment obligations) thereunder. Lessee acknowledges that all of Lessee's obligations under the Lease with respect to the Equipment will apply equally to the software, including but not limited to Lessee's obligation to pay rent to Lessor.

SECTION 36. STOCK WARRANT. Lessee agrees that it will issue to Lessor upon execution of this Lease a Warrant in the form of Warrant Agreement attached hereto as Exhibit B. Lessee and Lessor agree that the value of the Warrant hereunder is ten dollars ($10.00).

SECTION 37. COMMITMENT FEE. Lessee has paid to Lessor a commitment fee ("Fee") of $5,000. The Fee shall be applied by Lessor first to reimburse Lessor for all out-of-pocket UCC and other search costs, inspections and appraisal fees incurred by Lessor, and then proportionally to the first month's rent for each Schedule hereunder in the proportion that the purchase price of the Equipment leased pursuant to the Schedule bears to Lessor's entire commitment. However, the portion of the Fee which is not applied to rental shall be non-refundable except if Lessor defaults in its obligations pursuant to Section 3.

SECTION 38. FINANCE LEASE. The parties agree that this lease is a "Finance Lease" as defined by section 10-103(a)(7) of the California Commercial Code (Cal. Com. C.). Lessee acknowledges either (a) that Lessee has reviewed and approved any written Supply Contract (as defined by Cal. Com. C. Section 10-103(a)(25)) covering Equipment purchased from the "Supplier" (as defined by Cal. Com. C. Section 10-103(a)(24)) thereof for lease to Lessee or (b) that Lessor has informed or advised Lessee, in writing, either previously or by this Lease of the following: (I) the identity of the Supplier; (ii) that the Lessee may have rights under the Supply Contract; and (iii) that the Lessee may contact the Supplier for a description of any such rights Lessee may have under the Supply Contract. Lessee hereby waives any rights and remedies Lessee may have under Cal. Com. C. Sections 10-508 through 522.

SECTION 39. END OF LEASE POSITION. (a) General. Lessee shall be required to choose a final purchase or extension of Equipment requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of each Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all, of the Equipment under each Schedule to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of each Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty other than a warranty that such Equipment is free and clear of liens and encumbrances resulting from acts of Lessor. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

(b) End of Lease Position Elections. At the expiration of the Base Term of each Schedule, Lessee shall be required to elect to either:

Election No. 1: Purchase the Equipment for 20% of the Equipment's original purchase price.

Election No. 2: Extend the Schedule's Base Term for an additional 12 months ("Extended Term") for a monthly rate of 2.05% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

SECTION 40, ADJUST-A-LEASE OPTION: General : After the first 12 months of the term of any Schedule ("Old Schedule"), Lessee shall have the option to remove all or part of such Old Schedule's Equipment ("Removed Equipment") and obtain financing from Lessor for new Equipment ("New Equipment") under a new Schedule ("New Schedule"), subject to the following:

        (a) New Schedule Amount: The principal amount of the New Schedule shall be the sum of: (I) the remaining payments attributable to the Removed Equipment due under the Old Schedule, including the End of Lease Position payment, ("Remaining Payments") and (ii) the cost of the New Equipment. The Remaining Payments shall be discounted to present value at a rate of 6% per annum, compounded monthly. The principal amount of the New Schedule shall be reduced by any trade-in value or resale proceeds received by Lessor for the Removed Equipment if Lessee or Lessor, on Lessee's behalf, sells the Removed Equipment. For purposes of this Section, the Remaining Payments shall be assumed to be the greatest amount Lessee would be required to pay under Election No. 1 in Section 39 above.

        (b) Old Schedule Amount: If any item of Equipment remains on the Old Schedule, the monthly payment amount for the Old Schedule will be reduced in proportion to the Removed Equipment's value.

        (c) Option Preconditions: Lessee's right to exercise this Adjust-A-Lease Option ("Option") is conditioned upon the following: (I) no Event of Default under the Lease has theretofore occurred and is continuing; (ii) the New Schedule financing terms are subject to Lessor's then current lease rates and documentation requirements (iii) Lessor is satisfied with Lessee's creditworthiness; (iv) the New Equipment is acceptable to Lessor; (v) Lessee has given Lessor at least 90 days' prior written notice of its desire to exercise the Option; (vi) the dollar amount of the New Schedule using the formula set forth in (a) above is not less than zero.

SECTION 41. FURTHER ASSURANCES. Lessee shall at its expense take such action and execute and deliver all acts and instruments and other documents as Lessor may at any time request to protect, assure or enforce its interests and rights hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Lease.

LESSOR:                               CO-LESSEE:
PHOENIX LEASING INCORPORATED          INTELLIPOST CORPORATION,
                                      a Delaware corporation

By: /s/ Gregory D. Kilian             By: /s/ Layton S. Han
   -------------------------             ---------------------------
Name:  Gregory D. Kilian              Name: (Print): Layton S. Han



Title: AVP                            Title: CFO

                                      CO-LESSEE:

                                      INTELLIPOST CORPORATION, a
                                      California corporation

                                      By: /s/ Layton S. Han
                                         --------------------------
                                      Name (Print): Layton S. Han

                                      Title: CFO

                                      HEADQUARTERS LOCATION:
                                      565 Commercial Street, 2nd Floor
                                      San Francisco, CA 94111
                                      County of San Francisco

                             EXHIBITS AND SCHEDULES:

Exhibit A - Closing Memorandum
Exhibit B - Stock Warrant

                                   DUPLICATE

                                                                    EXHIBIT A TO
                                       MASTER EQUIPMENT LEASE AGREEMENT NO. 0148
                                                               DATED MAY 1, 1998


                               CLOSING MEMORANDUM

1.*     Duly executed Master Equipment Lease marked "Original."

2.      Duly executed Schedule marked "Original."

3.      Duly executed Certificate of Acceptance. [EXECUTE UPON ACCEPTANCE OF
        EQUIPMENT]

4.      Insurance Certificates.

5.* Resolutions of Lessee's Board of Directors, including an incumbency certificate.

6.* Copy of Lessee's articles of incorporation including all amendments, certified by the Secretary of Lessee as being true and complete and in full force and effect.

7.* Certificate from the Secretary of State of Lessee's state of incorporation, from the state in which Lessee's chief executive office is located, if different, and from each state where Lessee is qualified to do business, stating Lessee is in good standing or is authorized to transact business, as the case may be, dated not more than thirty days prior to the first purchase of Equipment.

8.      Real Property Waiver.**

9.      UCC Financing Statements.

10.*    Stock Warrant.

11.     Bill of Sale (for Sale-Leaseback Equipment).

12.     UCC search.

13.     Equipment List, in form and substance satisfactory to Lessor.

14.     Lessee's most recent financial statements.

15. Certificate of Chief Financial Officer stating that no event of default has occurred, there is no adverse change in the financial condition of Lessee and that the Equipment is free of any encumbrances.

16. See Section 3 of Master Equipment Lease for additional preconditions to closing.

17.     Intercreditor Agreement, if applicable.


*       First Schedule Only.

** Required if any Equipment is a fixture, i.e., attached to real property, or located in certain states.

                                    SCHEDULE

                    Schedule No. 02 to Lease
                    Dated as of May 1, 1998
                    Between INTELLIPOST CORPORATION,
                    a Delaware corporation, and
                    INTELLIPOST CORPORATION,
                    a California corporation, jointly and severally as Lessee and PHOENIX LEASING INCORPORATED

A. Description and Purchase Price of Equipment


  Description of
    Equipment
 (quantity, model      Purchase               Mfr./          Street Address
and serial number)      Price       Rent      Vendor     City, State and Country
------------------     --------     ----      ------     -----------------------

   See Exhibit A attached hereto.

Total:                $164,038.02 $3,247.95 Months 1-12
                                  $4,904.74 Months 13-42


B. Terms

Base Term:          The Base Term shall commence on the date the Equipment is
                    received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date:    This shall be the first day of the month following the
                    month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Base Rental Payment Per Month: $3,247.95 for Months 1 to 12 and $4,904.74 for Months 13 to 42, plus applicable taxes, which amount shall be adjusted in accordance with the Rate Factors and Terms shown hereinbelow:

Lease Rate Factor (expressed as a percentage of Equipment's original Purchase Price):

     1.98% for months 1-12 and 2.99% for months 13-42

Monthly Rental Payments are payable monthly in advance.

Base Rent Due:      Payable on the Rent Start Date shall be (1) the first and
                    forty-second Monthly Rental Payments including any sales or use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 1.9% multiplied by the number of days, if any, between (and including) the date the Base
                    Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent Due.

                    Schedule No. 02 to Lease
                    Dated as of May 1, 1998
                    Between INTELLIPOST CORPORATION,
                    a Delaware corporation, and
                    INTELLIPOST CORPORATION,
                    a California corporation, jointly and severally as Lessee and PHOENIX LEASING INCORPORATED

C. Invoice Information: Lessee's and Lessor's addresses for invoice purposes for the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:               Remit Monthly Rental Amount To:
--------------------------------        -------------------------------
Intellipost Corporation                 Phoenix Leasing Incorporated
565 Commercial Street, 2nd Floor        P.O. Box 200432
San Francisco, CA 94111                 Dallas, TX  75320-0432
Attention: Layton Han, CFO

D. Casualty Values: See attachment hereto.

E. Special Provisions: 1. Lessor's payment for Equipment hereunder is conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F. End of Lease Position: (a) General. Lessee shall be required to choose a final purchase or extension of Equipment requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of each Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all, of the Equipment under each Schedule to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of each Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty other than a warranty that such Equipment is free and clear of liens and encumbrances resulting from acts of Lessor. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

(b) End of Lease Position Elections. At the expiration of the Base Term of each Schedule, Lessee shall be required to elect to either:

Election No. 1: Purchase the Equipment for 20% of the Equipment's original purchase price.

Election No. 2: Extend the Schedule's Base Term for an additional 12 months ("Extended Term") for a monthly rate of 2.05% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

                    Schedule No. 02 to Lease
                    Dated as of May 1, 1998
                    Between INTELLIPOST CORPORATION,
                    a Delaware corporation, and
                    INTELLIPOST CORPORATION,
                    a California corporation, jointly and severally as Lessee and PHOENIX LEASING INCORPORATED


LESSOR AND EACH CO-LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED MAY 1, 1998 BETWEEN EACH CO-LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

LESSOR:                                 CO-LESSEE:

PHOENIX LEASING INCORPORATED            INTELLIPOST CORPORATION, a Delaware
                                           corporation

By: /s/ LYNN SANDERS                    By: /s/ LAYTON S. HAN
    -------------------------------         ------------------------------------

Name: Lynn Sanders                      Name (Print): Layton S. Han
      -----------------------------                   --------------------------

Title: Contract Administrator           Title: CFO
       ----------------------------            ---------------------------------

Date: 6/22/98                           Date: 6/22/98
      -----------------------------           ----------------------------------

                                        CO-LESSEE:

                                        INTELLIPOST CORPORATION, a California
                                           corporation

                                        By: /s/ LAYTON S. HAN
                                            ------------------------------------

                                        Name (Print): Layton S. Han
                                                      --------------------------

                                        Title: CFO
                                               ---------------------------------

                                        Date: 6/22/98
                                              ----------------------------------

                               ACCEPTANCE NOTICE

                                SCHEDULE NO. 02

Reference is made to the Master Equipment Lease dated as of May 1, 1998 between PHOENIX LEASING INCORPORATED as Lessor and INTELLIPOST CORPORATION, a California corporation and INTELLIPOST CORPORATION, a Delaware corporation, jointly and severally, as Lessee (the "Lease").

Lessee confirms that the following Equipment has been received, installed and is ready for use by Lessee. The Equipment is satisfactory in all respects for the purposes of this Lease as of the date Lessee executes this Notice below.


  Description of
    Equipment
 (quantity, model       Purchase                       Mfr./          Street Address
and serial number)       Price            Rent        Vendor      City, State and County
------------------      --------          ----        ------      ----------------------

   See Exhibit A attached hereto.

Total:                  $164,038.02       $3,247.95 Months 1-12
                                          $4,904.74 Months 13-42

THE LEASE MAY NOT BE CHANGED, ALTERED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN OFFICER OF LESSOR AND A DULY AUTHORIZED REPRESENTATIVE OF LESSEE.

IN WITNESS WHEREOF, Lessee has executed this Acceptance Notice as of June 22, 1998.

                               CO-LESSEE:

                               INTELLIPOST CORPORATION, a Delaware corporation

                               By: /s/ LAYTON S. HAN
                                  --------------------------------------------

                               Name (Print): Layton S. Han
                                            ----------------------------------

                               Title: CFO
                                     -----------------------------------------


                               CO-LESSEE:

                               INTELLIPOST CORPORATION, a California corporation

                               By: /s/ LAYTON S. HAN
                                  --------------------------------------------

                               Name (Print): Layton S. Han
                                            ----------------------------------

                               Title: CFO
                                     -----------------------------------------

                    ATTACHMENT TO EQUIPMENT SCHEDULE NO. 02

                                CASUALTY VALUES

 Month of         % of Original Equipment           Month of      % of Original Equipment
Lease Term            Purchase Price              Lease Term           Purchase Price
----------        ------------------------        ----------      ------------------------
    1                     125.00                    22                    73.78
    2                     122.56                    23                    71.34
    3                     120.12                    24                    68.90
    4                     117.68                    25                    66.46
    5                     115.24                    26                    64.02
    6                     112.80                    27                    61.59
    7                     110.37                    28                    59.15
    8                     107.93                    29                    56.71
    9                     105.49                    30                    54.27
    10                    103.05                    31                    51.83
    11                    100.61                    32                    49.39
    12                     98.17                    33                    46.95
    13                     95.73                    34                    44.51
    14                     93.29                    35                    42.07
    15                     90.85                    36                    39.63
    16                     88.41                    37                    37.20
    17                     85.98                    38                    34.76
    18                     83.54                    39                    32.32
    19                     81.10                    40                    29.88
    20                     78.66                    41                    27.44
    21                     76.22                    42                    25.00
                                                Thereafter                25.00


Lessor's                                                          Co-Lessee's
Initials LS                                                       Initials LH
        ----                                                              ----

                                                                  Co-Lessee's
                                                                  Initials LH
                                                                          ----

                                  ATTACHMENT 1
                                  BILL OF SALE

For valuable consideration INTELLIPOST CORPORATION, a California corporation and INTELLIPOST CORPORATION, a Delaware corporation, (jointly and severally, ("Seller") sells to PHOENIX LEASING INCORPORATED ("Buyer"), the property listed on Exhibit A hereof (the "Equipment").

Seller covenants and warrants that:

(1) It is the owner of, and has absolute title to, the Equipment which is free and clear of all claims, liens and encumbrances.

(2) It has not made any prior sale, assignment, or transfer of the Equipment.

(3) It has the present right, power, and authority to sell the Equipment to Buyer.

(4) All action has been taken which is required to make this Bill of Sale a legal, valid and binding obligation of Seller.

Seller shall forever warrant and defend the sale of Equipment to Buyer, its successors and assigns, against any person claiming an interest in the Equipment.

This Bill of Sale is binding on the successors and assigns of Seller and inures to the benefit of the successors and assigns of Buyer.

Executed on   June 22       , 1998.
            ----------------    --

                               CO-LESSEE:

                               INTELLIPOST CORPORATION, a Delaware corporation


                               By: /s/ LAYTON S. HAN
                                  -----------------------------

                               Name (Print): Layton S. Han

                               Title:   CFO
                                     --------------------------


                               CO-LESSEE:

                               INTELLIPOST CORPORATION, a California corporation


                               By: /s/ LAYTON S. HAN
                                  -----------------------------

                               Name (Print): Layton S. Han

                               Title:   CFO
                                     --------------------------

                       SALE LEASEBACK ADDENDUM
                       to Schedule No. 02
                       of MASTER EQUIPMENT LEASE
                       Dated May 1, 1998
                       Between INTELLIPOST CORPORATION,
                       a Delaware Corporation, and
                       INTELLIPOST CORPORATION,
                       a California corporation, jointly and severally as Lessee and PHOENIX LEASING INCORPORATED


This Addendum to Master Equipment Lease is made and entered into as of June 22, 1998 between PHOENIX LEASING INCORPORATED ("LESSOR") and INTELLIPOST CORPORATION, a California corporation and INTELLIPOST CORPORATION, a Delaware corporation, (jointly and severally, "Lessee").

Notwithstanding anything to the contrary contained in the Lease referenced above, Lessor and Lessee agree as follows:

1. Lessee shall sell the Equipment to and lease the Equipment from Lessor and Lessor shall purchase the Equipment from and lease the Equipment to Lessee upon the terms and conditions of the Bill of Sale attached hereto as Attachment 1.

2.   Lessee represents and warrants that:

     (a) Lessee has the right to sell the Equipment as set forth herein,

     (b) the Equipment and Lessee's right, title and interest in such Equipment is, as of the date of the Bill of Sale, free from all claims, liens, security interests and encumbrances,

     (c) Lessee will defend the sale against lawful claims and demands of all persons, and

     (d) the purchase price of the Equipment is equal to the fair market value of such Equipment at the time of sale.


LESSOR:                          CO-LESSEE:
PHOENIX LEASING INCORPORATED     INTELLIPOST CORPORATION, a Delaware
                                    corporation

By: /s/ LYNN SANDERS             By: /s/ LAYTON S. HAN
   ---------------------------       ------------------------------

Name: Lynn Sanders               Name: Layton S. Han
     -------------------------        -------------------------

Title: Contract Administrator    Title: CFO
       ------------------------        ------------------------




                                 CO-LESSEE:
                                 INTELLIPOST CORPORATION, a California
                                    corporation

                                 By: /s/ LAYTON S. HAN
                                     ------------------------------

                                 Name: Layton S. Han
                                      -------------------------

                                 Title: CFO
                                       ------------------------

                          Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A


        Lessee: INTELLIPOST CORPORATION
                --------------------------
                565 COMMERCIAL STREET

Master Contract: 0148                                        Schedule: 02
                 --------------------------                            -------

---------------------------------------------------------------------------------------
                                                                       L
Item                     Invoice   Description         Eq      Serial  o
 No  Vendor Name         No.       of item             Cd  Qty Number  c
---------------------------------------------------------------------------------------

 1   Trans National      9811390   software            24   1          1
--------------------------------------------------------------------------------------
 2   DELL                151204120 DELL DIMENSION      1    2          1
--------------------------------------------------------------------------------------
 3                                 TAX                 29   1          1
--------------------------------------------------------------------------------------
 4                                 FREIGHT             27   1          1
--------------------------------------------------------------------------------------
 5   ORACLE              976026    SILVER ADVANCE      24   1          1
--------------------------------------------------------------------------------------
 6                                 TAX                 29   1          1
--------------------------------------------------------------------------------------
 7   DELL                146954243 INSPIRON            1    2          1
--------------------------------------------------------------------------------------
 8                                 TAX                 29   1          1
--------------------------------------------------------------------------------------
 9                                 FREIGHT             27   1          1
--------------------------------------------------------------------------------------
10   DELL                143909783 DELL DIMENSION      1    2          1
--------------------------------------------------------------------------------------
11                                 TAX                 29   1          1
--------------------------------------------------------------------------------------
12                                 FREIGHT             27   1          1
--------------------------------------------------------------------------------------
13   DELL                155853708 LATITUDE            1    1          1
--------------------------------------------------------------------------------------
14                                 TAX                 29   1          1
--------------------------------------------------------------------------------------
15                                 FREIGHT             27   1          1
--------------------------------------------------------------------------------------
16   DELL                158289207 DELL DIMENSION      1    1          1
--------------------------------------------------------------------------------------
17                                 TAX                 29   1          1
--------------------------------------------------------------------------------------
18                                 FREIGHT             27   1          1
--------------------------------------------------------------------------------------
19   DELL                158263434 INSPIRON            1    1          1
--------------------------------------------------------------------------------------
20                                 TAX                 29   1          1
--------------------------------------------------------------------------------------
21                                 FREIGHT             27   1          1
--------------------------------------------------------------------------------------
22   Millennia Vision    775       LX PRO 6/200        1    1          1
--------------------------------------------------------------------------------------
23                                 TAX                 29   1          1
--------------------------------------------------------------------------------------
24   Millennia Vision    797       HP INSTALLATION     1    1          1
--------------------------------------------------------------------------------------
25                                 TAX                 29   1          1
--------------------------------------------------------------------------------------
26                                 FREIGHT             27   1          1
--------------------------------------------------------------------------------------
27   Millennia Vision    819       HP-128-MB           1    1          1
--------------------------------------------------------------------------------------
28                                 TAX                 29   1          1
--------------------------------------------------------------------------------------
29                                 FREIGHT             27   1          1
--------------------------------------------------------------------------------------
30   ICI, INC            1067      BLK CONF CHAIRS     6    8          1
--------------------------------------------------------------------------------------
31                                 SLV CONF CHAIRS     6    8          1
--------------------------------------------------------------------------------------
32                                 CONF TBL & MODIF    6    2          1
--------------------------------------------------------------------------------------
33                                 CREDENZA            6    1          1
--------------------------------------------------------------------------------------
34                                 OFFICE 1-SHELL      6    1          1
--------------------------------------------------------------------------------------
35                                 CORNER DESK         6    1          1
--------------------------------------------------------------------------------------
36                                 2 DRW FILE CAB      6    1          1
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                                                   No entry required
              Total                   Tax Pd                     ---------------------
         Invoic'd $       $ Pd By     Vndr?  Chk    Transact     Net $ Due   Net $ Due
      Net of Sls Tx        Lessee     (Y/N)  No.        Date        Lessee      Vendor
--------------------------------------------------------------------------------------
 1        11,157.79      11,157.79      Y    1646    4/22/98    $11,157.79       $0.00
--------------------------------------------------------------------------------------
 2         5,426.00       5,426.00      Y    5740    5/12/98     $5,426.00       $0.00
--------------------------------------------------------------------------------------
 3           478.26         478.26      Y    5740    5/12/98       $478.26       $0.00
--------------------------------------------------------------------------------------
 4           200.00         200.00      Y    5740    5/21/98       $200.00       $0.00
--------------------------------------------------------------------------------------
 5         1,200.00       1,200.00      Y    5723     5/5/98     $1,200.00       $0.00
--------------------------------------------------------------------------------------
 6           102.00         102.00      Y    5723     5/5/98       $102.00       $0.00
--------------------------------------------------------------------------------------
 7         6,048.00       6,048.00      Y    5468    3/13/98     $6,048.00       $0.00
--------------------------------------------------------------------------------------
 8           518.42         518.42      Y    5468    3/13/98       $518.42       $0.00
--------------------------------------------------------------------------------------
 9            50.00          50.00      Y    5468    3/13/98        $50.00       $0.00
--------------------------------------------------------------------------------------
10         5,402.00       5,402.00      Y    5751    5/15/98     $5,402.00       $0.00
--------------------------------------------------------------------------------------
11           468.58         468.58      Y    5751    5/15/98       $468.58       $0.00
--------------------------------------------------------------------------------------
12           110.00         110.00      Y    5751    5/15/98       $110.00       $0.00
--------------------------------------------------------------------------------------
13         4,610.68       4,610.68      Y    5801    5/28/98     $4,610.68       $0.00
--------------------------------------------------------------------------------------
14           395.06         395.06      Y    5801    5/28/98       $395.06       $0.00
--------------------------------------------------------------------------------------
15            37.00          37.00      Y    5801    5/28/98        $37.00       $0.00
--------------------------------------------------------------------------------------
16         1,802.00       1,802.00      Y    5806     6/4/98     $1,802.00       $0.00
--------------------------------------------------------------------------------------
17           164.26         164.26      Y    5806     6/4/98       $164.26       $0.00
--------------------------------------------------------------------------------------
18           130.00         130.00      Y    5806     6/4/98       $130.00       $0.00
--------------------------------------------------------------------------------------
19         2,944.00       2,944.00      Y    5861     6/4/98     $2,944.00       $0.00
--------------------------------------------------------------------------------------
20           253.04         253.04      Y    5861     6/4/98       $253.04       $0.00
--------------------------------------------------------------------------------------
21            33.00          33.00      Y    5861     6/4/98        $33.00       $0.00
--------------------------------------------------------------------------------------
22        19,204.20                                                  $0.00  $19,204.20
--------------------------------------------------------------------------------------
23         1,632.36                                                  $0.00   $1,632.36
--------------------------------------------------------------------------------------
24         1,795.50                                                  $0.00   $1,795.50
--------------------------------------------------------------------------------------
25           152.62                                                  $0.00     $152.62
--------------------------------------------------------------------------------------
26             6.67                                                  $0.00       $6.67
--------------------------------------------------------------------------------------
27         6,458.00                                                  $0.00   $6,458.00
--------------------------------------------------------------------------------------
28           548.93                                                  $0.00     $548.93
--------------------------------------------------------------------------------------
29            37.70                                                  $0.00      $37.70
--------------------------------------------------------------------------------------
30         8,284.56       8,284.56      N    1592    2/25/98     $8,284.56       $0.00
--------------------------------------------------------------------------------------
31         6,840.00       6,840.00      N    1592    2/25/98     $6,840.00       $0.00
--------------------------------------------------------------------------------------
32         6,167.08       6,167.08      N    1592    2/25/98     $6,167.08       $0.00
--------------------------------------------------------------------------------------
33         1,270.25       1,270.25      N    1611    2/25/98     $1,270.25       $0.00
--------------------------------------------------------------------------------------
34           489.87         489.87      N    1611    2/25/98       $489.87       $0.00
--------------------------------------------------------------------------------------
35           709.18         709.18      N    1611    2/25/98       $709.18       $0.00
--------------------------------------------------------------------------------------
36         1,392.72       1,392.72      N    1611    2/25/98     $1,392.72       $0.00
--------------------------------------------------------------------------------------


                                  Page 1 of 3
                    Property of Phoenix Leasing Incorporated

                          Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

        Lessee: INTELLIPOST CORPORATION
                --------------------------
                565 COMMERCIAL STREET

Master Contract: 0148                                        Schedule: 02
                 --------------------------                            -------

--------------------------------------------------------------------------------------
                                                                       L
Item                     Invoice   Description         Eq      Serial  o
 No  Vendor Name         No.       of item             Cd  Qty Number  c
--------------------------------------------------------------------------------------

37                                 WALL CABINET        6   1           1
--------------------------------------------------------------------------------------
38                                 TACK BOARD          6   1           1
--------------------------------------------------------------------------------------
39                                 TASKLIGHT           6   1           1
--------------------------------------------------------------------------------------
40                                 CONF TBL & MODIF    6   1           1
--------------------------------------------------------------------------------------
41                                 OFFICE 2-DESK       6   1           1
--------------------------------------------------------------------------------------
42                                 BRIDGE              6   1           1
--------------------------------------------------------------------------------------
43                                 CORNER DESK         6   1           1
--------------------------------------------------------------------------------------
44                                 FILE                6   1           1
--------------------------------------------------------------------------------------
45                                 WALL CABINET        6   1           1
--------------------------------------------------------------------------------------
46                                 TACK BOARD          6   1           1
--------------------------------------------------------------------------------------
47                                 TASKLIGHT           6   1           1
--------------------------------------------------------------------------------------
48                                 OFFICE 5-DESK       6   1           1
--------------------------------------------------------------------------------------
49                                 BRIDGE              6   1           1
--------------------------------------------------------------------------------------
50                                 CORNER DESK         6   1           1
--------------------------------------------------------------------------------------
51                                 FILE                6   1           1
--------------------------------------------------------------------------------------
52                                 WALL CABINET        6   1           1
--------------------------------------------------------------------------------------
53                                 TACK BOARD          6   1           1
--------------------------------------------------------------------------------------
54                                 TASKLIGHT           6   1           1
--------------------------------------------------------------------------------------
55                                 OFFICE 6-DESK       6   1           1
--------------------------------------------------------------------------------------
56                                 BRIDGE              6   1           1
--------------------------------------------------------------------------------------
57                                 CORNER DESK         6   1           1
--------------------------------------------------------------------------------------
58                                 FILE                6   1           1
--------------------------------------------------------------------------------------
59                                 WALL CABINET        6   1           1
--------------------------------------------------------------------------------------
60                                 TACK BOARD          6   1           1
--------------------------------------------------------------------------------------
61                                 TASKLIGHT           6   1           1
--------------------------------------------------------------------------------------
62                                 OVAL COFFEE TBL     6   1           1
--------------------------------------------------------------------------------------
63                                 SIDE TABLE          6   1           1
--------------------------------------------------------------------------------------
64                                 LOUNGE CHAIRS       6   2           1
--------------------------------------------------------------------------------------
65                                 SOFA                6   1           1
--------------------------------------------------------------------------------------
66                                 GUEST CHAIRS        6   2           1
--------------------------------------------------------------------------------------
67                                 OFFICE 7-SHELL      6   1           1
--------------------------------------------------------------------------------------
68                                 CORNER DISK         6   1           1
--------------------------------------------------------------------------------------
69                                 FILE                6   1           1
--------------------------------------------------------------------------------------
70                                 WALL CABINET        6   1           1
--------------------------------------------------------------------------------------
71                                 TACK BOARD          6   1           1
--------------------------------------------------------------------------------------
72                                 TASKLIGHT           6   1           1
--------------------------------------------------------------------------------------
73                                 OFFICE 8-DESK       6   1           1
--------------------------------------------------------------------------------------
74                                 LEFT RETURN         6   1           1
--------------------------------------------------------------------------------------
75                                 FILE                6   1           1
--------------------------------------------------------------------------------------
76                                 WALL CABINET        6   1           1
--------------------------------------------------------------------------------------
77                                 TACKBOARD           6   1           1
--------------------------------------------------------------------------------------
78                                 TASKLIGHT           6   1           1
--------------------------------------------------------------------------------------
79                                 CONF TBL & MODIF    6   1           1
--------------------------------------------------------------------------------------
80                                 PRV OFFICE CHAIRS   6   6           1
--------------------------------------------------------------------------------------
81                                 PRV OFFICE CHAIRS   6   1           1
--------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------
                                                                   No entry required
              Total                   Tax Pd                     ---------------------
         Invoic'd $       $ Pd By     Vndr?  Chk    Transact     Net $ Due   Net $ Due
      Net of Sls Tx        Lessee     (Y/N)  No.        Date        Lessee      Vendor
--------------------------------------------------------------------------------------

37         683.54         638.54       N      1611    2/25/98     $683.54     $0.00
--------------------------------------------------------------------------------------
38         131.01         131.01       N      1610    2/25/98     $131.01     $0.00
--------------------------------------------------------------------------------------
39         142.41         142.41       N      1610    2/25/98     $142.41     $0.00
--------------------------------------------------------------------------------------
40         586.71         586.71       N      1610    2/25/98     $586.71     $0.00
--------------------------------------------------------------------------------------
41         945.57         945.57       N      1610    2/25/98     $945.57     $0.00
--------------------------------------------------------------------------------------
42         196.52         196.52       N      1610    2/25/98     $196.52     $0.00
--------------------------------------------------------------------------------------
43         709.18         709.18       N      1610    2/25/98     $709.18     $0.00
--------------------------------------------------------------------------------------
44         985.44         985.44       N      1610    2/25/98     $985.44     $0.00
--------------------------------------------------------------------------------------
45         800.32         800.32       N      1610    2/25/98     $800.32     $0.00
--------------------------------------------------------------------------------------
46         131.01         131.01       N      1610    2/25/98     $131.01     $0.00
--------------------------------------------------------------------------------------
47         142.41         142.41       N      1610    2/25/98     $142.41     $0.00
--------------------------------------------------------------------------------------
48         945.57         945.57       N      1610    2/25/98     $945.57     $0.00
--------------------------------------------------------------------------------------
49         273.42         273.42       N      5878    6/10/98     $273.42     $0.00
--------------------------------------------------------------------------------------
50         709.18         709.18       N      5878    6/10/98     $709.18     $0.00
--------------------------------------------------------------------------------------
51         917.09         917.09       N      5878    6/10/98     $917.09     $0.00
--------------------------------------------------------------------------------------
52       1,116.45       1,116.45       N      5878    6/10/98   $1,116.45     $0.00
--------------------------------------------------------------------------------------
53         262.03         262.03       N      5878    6/10/98     $262.03     $0.00
--------------------------------------------------------------------------------------
54         142.41         142.41       N      5878    6/10/98     $142.41     $0.00
--------------------------------------------------------------------------------------
55       1,166.01       1,166.01       N      5878    6/10/98   $1,166.01     $0.00
--------------------------------------------------------------------------------------
56         225.00         225.00       N      5878    6/10/98     $225.00     $0.00
--------------------------------------------------------------------------------------
57         709.18         709.18       N      5878    6/10/98     $709.18     $0.00
--------------------------------------------------------------------------------------
58         945.57         945.57       N      5878    6/10/98     $945.57     $0.00
--------------------------------------------------------------------------------------
59         888.61         888.61       N      5878    6/10/98     $888.61     $0.00
--------------------------------------------------------------------------------------
60         131.01         131.01       N      5878    6/10/98     $131.01     $0.00
--------------------------------------------------------------------------------------
61         142.41         142.41       N      5878    6/10/98     $142.41     $0.00
--------------------------------------------------------------------------------------
62         694.94         694.94       N      5878    6/10/98     $694.94     $0.00
--------------------------------------------------------------------------------------
63         395.89         395.89       N      5878    6/10/98     $395.89     $0.00
--------------------------------------------------------------------------------------
64         894.38         894.38       N      5878    6/10/98     $894.38     $0.00
--------------------------------------------------------------------------------------
65         784.69         784.69       N      5878    6/10/98     $784.69     $0.00
--------------------------------------------------------------------------------------
66         742.50         742.50       N      5878    6/10/98     $742.50     $0.00
--------------------------------------------------------------------------------------
67         384.49         384.49       N      5878    6/10/98     $384.49     $0.00
--------------------------------------------------------------------------------------
68         709.18         709.18       N      5878    6/10/98     $709.18     $0.00
--------------------------------------------------------------------------------------
69         917.09         917.09       N      5878    6/10/98     $917.09     $0.00
--------------------------------------------------------------------------------------
70         700.63         700.63       N      5878    6/10/98     $700.63     $0.00
--------------------------------------------------------------------------------------
71         131.01         131.01       N      5878    6/10/98     $131.01     $0.00
--------------------------------------------------------------------------------------
72         142.41         142.41       N      5878    6/10/98     $142.41     $0.00
--------------------------------------------------------------------------------------
73         700.31         700.31       N      5878    6/10/98     $700.31     $0.00
--------------------------------------------------------------------------------------
74         433.93         433.93       N      5878    6/10/98     $433.93     $0.00
--------------------------------------------------------------------------------------
75         762.19         762.19       N      5878    6/10/98     $762.19     $0.00
--------------------------------------------------------------------------------------
76         877.50         877.50       N      5878    6/10/98     $877.50     $0.00
--------------------------------------------------------------------------------------
77         129.38         129.38       N      5878    6/10/98     $129.38     $0.00
--------------------------------------------------------------------------------------
78         140.63         140.63       N      5878    6/10/98     $140.63     $0.00
--------------------------------------------------------------------------------------
79         579.38         579.38       N      5878    6/10/98     $579.38     $0.00
--------------------------------------------------------------------------------------
80       4,613.94       4,613.94       N      5878    6/10/98   $4,613.94     $0.00
--------------------------------------------------------------------------------------
81       1,022.63       1,022.63       N      5878    6/10/98   $1,022.63     $0.00
--------------------------------------------------------------------------------------

                                  Page 2 of 3
                    Property of Phoenix Leasing Incorporated

                          Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

        Lessee: INTELLIPOST CORPORATION
                --------------------------
                565 COMMERCIAL STREET

Master Contract: 0148                                        Schedule: 02
                 --------------------------                            -------

---------------------------------------------------------------------------------------
                                                                       L
Item                     Invoice   Description         Eq      Serial  o
 No  Vendor Name         No.       of item             Cd  Qty Number  c
---------------------------------------------------------------------------------------

82                                 PRV OFFICE CHAIRS   6   6           1
--------------------------------------------------------------------------------------
83                                 FABRIC FOR FURN     6   1           1
--------------------------------------------------------------------------------------
84                                 DEL & INSTALL       27  1           1
--------------------------------------------------------------------------------------
85                                 TAX                 29  1           1
--------------------------------------------------------------------------------------
86   ICI, INC.           1068      OFFICE 10 & 11      6   1           1
                                   WORKSPACE & MOD
--------------------------------------------------------------------------------------
87                                 OFFICE 3 WORKSPACE  6   1           1
                                   & MOD
--------------------------------------------------------------------------------------
88                                 OFFICE 4 DESK       6   1           1
--------------------------------------------------------------------------------------
89                                 BRIDGE              6   1           1
--------------------------------------------------------------------------------------
90                                 CORNER DESK         6   1           1
--------------------------------------------------------------------------------------
91                                 FILE                6   1           1
--------------------------------------------------------------------------------------
92                                 WALL CABINET        6   1           1
--------------------------------------------------------------------------------------
93                                 TACKBOARD&FABRIC    6   1           1
--------------------------------------------------------------------------------------
94                                 TASKLIGHT           6   1           1
--------------------------------------------------------------------------------------
95                                 FREIGHT & INSTAL    27  1           1
--------------------------------------------------------------------------------------
96                                 TAX                 29  1           1
--------------------------------------------------------------------------------------
97
--------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------
                                                                   No entry required
              Total                   Tax Pd                     ----------------------
         Invoic'd $       $ Pd By     Vndr?  Chk    Transact     Net $ Due    Net $ Due
      Net of Sls Tx        Lessee     (Y/N)  No.        Date        Lessee       Vendor
---------------------------------------------------------------------------------------

82       2,255.70       2,255.70       N      5878    6/10/98   $2,255.70      $0.00
---------------------------------------------------------------------------------------
83       2,000.16       2,000.16       N      5878    6/10/98   $2,000.16      $0.00
---------------------------------------------------------------------------------------
84       2,273.71       2,273.71       N      5878    6/10/98   $2,273.71      $0.00
---------------------------------------------------------------------------------------
85       5,224.77       5,224.77       N      5878    6/10/98   $5,224.77      $0.00
---------------------------------------------------------------------------------------
86       7,696.25       7,696.25       N      1509.91  2/6/98   $7,696.25      $0.00
---------------------------------------------------------------------------------------
87       7,575.55       7,575.55       N      1509.91  2/6/98   $7,575.55      $0.00
---------------------------------------------------------------------------------------
88         961.88         961.88       N      1592     2/9/98     $961.88      $0.00
---------------------------------------------------------------------------------------
89         326.25         326.25       N      1592     2/9/98     $326.25      $0.00
---------------------------------------------------------------------------------------
90         700.31         700.31       N      1592     2/9/98     $700.31      $0.00
---------------------------------------------------------------------------------------
91         762.19         762.19       N      1592     2/9/98     $762.19      $0.00
---------------------------------------------------------------------------------------
92         790.31         790.31       N      1592     2/9/98     $790.31      $0.00
---------------------------------------------------------------------------------------
93         199.38         199.38       N      1592     2/9/98     $199.38      $0.00
---------------------------------------------------------------------------------------
94         140.63         140.63       N      1592     2/9/98     $140.63      $0.00
---------------------------------------------------------------------------------------
95       4,790.66       4,790.66       N      1592     2/9/98   $4,790.66      $0.00
---------------------------------------------------------------------------------------
96       2,035.38       2,035.38       N      1592     2/9/98   $2,035.38      $0.00
---------------------------------------------------------------------------------------
97                                                                  $0.00      $0.00
---------------------------------------------------------------------------------------
                                  TOTAL AMOUNT DUE TO LESSEE  $134,202.04
                                                             --------------------------
                                             TOTAL AMOUNT DUE TO VENDOR   $29,835.98
                                                                         --------------
                                                             TOTAL DRAW  $164,038.02
                                                                         --------------

Lessee Signature: [Signature Illegible]       Date: 6/18/98
                 ----------------------

                                  Page 3 of 3
                    Property of Phoenix Leasing Incorporated

                             OFFICER'S CERTIFICATE


The undersigned, Layton Han, hereby certifies that:

1) I am the Treasurer/Chief Financial Officer of INTELLIPOST CORPORATION, a Delaware corporation;

ii) as such officer, I am familiar with the terms and conditions of that certain Master Equipment Lease (the "Lease") dated as of May 1, 1998 between INTELLIPOST CORPORATION, a California corporation and INTELLIPOST CORPORATION, a Delaware corporation, (jointly and severally, "Lessee") and PHOENIX LEASING INCORPORATED ("Lessor");

iii) this certificate is delivered in connection with the leasing of certain equipment under a Schedule with Lessor, the equipment is described in the Schedule and the equipment is free and clear from any and all liens, charges, security interests or other encumbrances which may affect Lessor's right, title or interest in and to the equipment;

iv) there has been no material adverse change in the financial condition of Lessee from the date of its most recent financial statements, true copies of which have been delivered to Lessor; and

v) no event which, with the giving of notice or passage of time, or both, could become an Event of Default under the Lease has occurred and is continuing.

(vi)    Lessee is performing according to Lessee's business plan described in
        Section 3 of the Lease, a true copy of which business plan has been delivered to Lessor;

(vii) the representations and warranties in Section 5 of the Lease are true and correct as of the date hereof.

IN WITNESS WHEREOF, I hereby execute this certificate on this 12 day of June, 1998.


                                                 /s/ LAYTON S. HAN
                                                 ---------------------------

                                    SCHEDULE

                                        Schedule No. 01 to Lease
                                        Dated as of May 1, 1998
                                        Between INTELLIPOST CORPORATION,
                                        a Delaware corporation, and
                                        INTELLIPOST CORPORATION,
                                        a California corporation, jointly and
                                          severally as Lessee
                                        and PHOENIX LEASING INCORPORATED

A. Description and Purchase Price of Equipment


Description of Equipment
   (quantity, model                 Purchase                                Mfr./         Street Address
  and serial number)                  Price               Rent              Vendor     City, State and County
------------------------           ----------     ----------------------    ------     ----------------------
See Exhibit A attached hereto.

Total:                             $96,379.86     $1,908.32 Months 1-12
                                                  $2,881.76 Months 13-42

B. Terms

Base Term:       The Base Term shall commence on the Equipment is received, installed and accepted for use, as shown on the Acceptance
                 Notice, and continue for 42 full months after the "Rent Start
                 Date."

Rent Start Date: This shall be the first day of the month following the month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Base Rental Payment Per Month: $1,908.32 for Months 1 to 12 and $2,881.76 for Months 13 to 42, plus applicable taxes, which amount shall be adjusted in accordance with the Rate Factors and Terms shown hereinbelow:

Lease Rate Factor (expressed as a percentage of Equipment's original Purchase Price):
        1.98% for months 1-12 and 2.99% for months 13-42

Monthly Rental Payments are payable monthly in advance.

Base Rent Due:   Payable on the Rent Start Date shall be (1) the first and
                 forty-second Monthly Rental Payments including any sales or use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 1.9% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this
                 Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent Due.

                                       Schedule No. 01 to Lease
                                       Dated May 1, 1998
                                       Between INTELLIPOST CORPORATION,
                                       a Delaware Corporation, and
                                       INTELLIPOST CORPORATION,
                                       a California corporation, jointly and
                                        severally as Lessee
                                       and PHOENIX LEASING INCORPORATED


C. Invoice Information: Lessee's and Lessor's addresses for invoice purposes for the Equipment on the Schedule shall be as follows:


Lessee's Invoice Address:           Remit Monthly Rental Amount To:
-------------------------           -------------------------------
Intellipost Corporation             Phoenix Leasing Incorporated
565 Commercial Street, 2nd Floor    P.O. Box 200432
San Francisco, CA 94111             Dallas, TX 75320-0432
Attention: Layton Han, CFO

D. Casualty Values: See attachment hereto.

E. Special Provisions: 1. Lessor's payment for Equipment hereunder is conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F. End Of Lease Position: (a) General. Lessee shall be required to choose a final purchase or extension of Equipment requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of each Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all, of the Equipment under each Schedule to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of each Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty other than a warranty that such Equipment is free and clear of liens and encumbrances resulting from acts of Lessor. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

(b) End of Lease Position Elections. At the expiration of the Base Term of each Schedule, Lessee shall be required to elect to either:

Election No. 1: Purchase the Equipment for 20% of the Equipment's original purchase price.

Election No. 2: Extend the Schedule's Base Term for an additional 12 months ("Extended Term") for a monthly rate of 2.05% of the Equipment's original price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

                                Schedule No. 01 to Lease
                                Dated as of May 1, 1998
                                Between INTELLIPOST CORPORATION,
                                a Delaware corporation, and
                                INTELLIPOST CORPORATION,
                                a California corporation, jointly and
                                  severally as Lessee
                                and PHOENIX LEASING INCORPORATED


LESSOR AND EACH CO-LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED MAY 1, 1998 BETWEEN EACH CO-LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

LESSOR:                        CO-LESSEE:

PHOENIX LEASING INCORPORATED   INTELLIPOST CORPORATION, a Delaware corporation

By: /s/ GREGORY D. KILIAN      By: /s/ LAYTON S. HAN
   -------------------------      ----------------------------

Name: /s/ Gregory D. Kilian    Name (Print):  Layton S. Han
     -----------------------       ---------------------------

Title:   AVP                   Title:    CFO
     -----------------------         -------------------------

Date:  6/28/98                 Date:  June 22, 1998
     -----------------------        ----------------------------

                               CO-LESSEE:

                               INTELLIPOST CORPORATION, a California corporation

                               By: /s/ LAYTON S. HAN
                                  ----------------------------

                               Name (Print):  Layton S. Han
                                   ---------------------------

                               Title:    CFO
                                     -------------------------

                               Date:  June 22, 1998
                                    ----------------------------

                    ATTACHMENT TO EQUIPMENT SCHEDULE NO. 01

                                CASUALTY VALUES


 Month of     % of Original Equipment     Month of     $ of Original Equipment
Lease Term         Purchase Price        Lease Term         Purchase Price
----------    -----------------------    ----------    -----------------------
    1                 125.00                 22                 73.78
    2                 122.56                 23                 71.34
    3                 120.12                 24                 68.90
    4                 117.68                 25                 66.46
    5                 115.24                 26                 64.02
    6                 112.80                 27                 61.59
    7                 110.37                 28                 59.15
    8                 107.93                 29                 56.71
    9                 105.49                 30                 54.27
    10                103.05                 31                 51.83
    11                100.61                 32                 49.39
    12                 98.17                 33                 46.95
    13                 95.73                 34                 44.51
    14                 93.29                 35                 42.07
    15                 90.85                 36                 39.63
    16                 88.41                 37                 37.20
    17                 85.98                 38                 34.76
    18                 83.54                 39                 32.32
    19                 81.10                 40                 29.88
    20                 78.66                 41                 27.44
    21                 76.22                 42                 25.00
                                         Thereafter             25.00


Lessor's                                        Co-Lessee's
Initials  GK                                    Initials  LH
        -------                                         -------

                                                Co-Lessee's
                                                Initials  LH
                                                        -------

                                  ATTACHMENT 1
                                  BILL OF SALE

For valuable consideration INTELLIPOST CORPORATION, a California corporation and INTELLIPOST CORPORATION, a Delaware corporation (jointly and severally, "Seller") sells to PHOENIX LEASING INCORPORATED ("Buyer"), the property listed on Exhibit A hereof (the "Equipment").

Seller covenants and warrants that:

(1) It is the owner of, and has absolute title to, the Equipment, which is free and clear of all claims, liens and encumbrances.

(2)  It has not made any prior sale, assignment, or transfer of the Equipment.

(3) It has the present right, power, and authority to sell the Equipment to Buyer.

(4) All action has been taken which is required to make this Bill of Sale a legal, valid and binding obligation of Seller.

Seller shall forever warrant and defend the sale of Equipment to Buyer, its successors and assigns, against any person claiming an interest in the Equipment.

This Bill of Sale is binding on the successors and assigns of Seller and inures to the benefit of the successors and assigns of Buyer.

Executed on June 22, 1998.


                                        CO-LESSEE:
                                        INTELLIPOST CORPORATION, a Delaware
                                           corporation

                                        By: /s/ LAYTON S. HAN
                                            ------------------------------------

                                        Name (Print): Layton S. Han
                                                      --------------------------

                                        Title: CFO
                                               ---------------------------------


                                        CO-LESSEE:
                                        INTELLIPOST CORPORATION, a California
                                           corporation

                                        By: /s/ LAYTON S. HAN
                                            ------------------------------------

                                        Name (Print): Layton S. Han
                                                      --------------------------

                                        Title: CFO
                                               ---------------------------------

                          PHOENIX LEASING INCORPORATED
                                FUNDING REQUEST
                                   EXHIBIT A

-----------------------------------------------------------------------------------------------------------------------------------
70  WilTel           V519505   2nd Contract Payment   28  1    1   10,480.46   10,480.46  N  5465  2/24/98   $10,480.46  $0.00  N
-----------------------------------------------------------------------------------------------------------------------------------
71  WilTel           V519625   Final Contract Payment 28  1    1    5,240.24    5,240.24  Y  5595  3/31/98    $5,240.24  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
72                             Tax                    29  1    1    1,440.02    1,440.02  Y  5595  3/31/98    $1,440.02  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
73  WilTel           V519624   Fiber Station Module    9  1    1      998.75      998.75  Y  5565  3/24/98      $998.75  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
74                             Fiber 6port Exp.        9  1    1    1,275.00    1,275.00  Y  5565  3/24/98
                               Control                                                                        $1,275.00  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
75                             Key Cap KII             9  5    1       29.75       29.75  Y  5565  3/24/98       $29.75  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
76                             Labor                  27  1    1       67.20       67.20  Y  5565  3/24/98       $67.20  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
77                             Tax                    29  1    1      195.81      195.81  Y  5565  3/24/98      $195.81  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
78  Trans National     32098   Quantum DLT Stor 4000,  1  1    1    8,009.80    8,009.80  Y  5679  4/21/98
    Computers, Inc.            14 Cart mini Library                                                           $8,009.80  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
79                             Tax                    29  1    1      660.73      660.73  Y  5679  4/21/98      $660.73  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
80  Takashi Kousaka    21998   Part of expense         1  1    1    1,579.95    1,579.95  Y  5479  3/3/98
                               account-NECX Laser
                               Jet 400dpi                                                                     $1,579.95  $0.00  T
-----------------------------------------------------------------------------------------------------------------------------------
81                             Tax                    29  1    1       31.24       31.24  Y  5479  3/3/98        $31.24  $0.00  ##
-----------------------------------------------------------------------------------------------------------------------------------
82  Takashi Kousaka    21998   Part of expense         9  1    1    1,099.95    1,099.95  Y  5479  3/3/98
                               account-NECX Intel
                               Ether Express 24 port
                               hub                                                                            $1,099.95  $0.00  T
-----------------------------------------------------------------------------------------------------------------------------------
83                             Tax                    29  1    1       37.75       37.75  Y  5479  3/3/98        $37.75  $0.00  ##
-----------------------------------------------------------------------------------------------------------------------------------
84  Takashi Kousaka    40798   Part of expense         1  1    1    3,073.00    3,073.00  Y  5668  4/14/98
                               account-Dell Inspiron
                               M200st                                                                         $3,073.00  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
85                             Freight                27  1    1       37.00       37.00  Y  5668  4/14/98       $37.00  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
86                             Tax                    29  1    1      264.36      264.36  Y  5668  4/14/98      $264.36  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
87  Takashi Kousaka    40798   Part of expense         1  2    1    1,259.90    1,259.90  N  5668  4/14/98
                               account-Sony Trinitron
                               Monitor                                                                        $1,259.90  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
88                             Freight                27  1    1       45.53       45.53  N  5668  4/14/98       $45.53  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
89  Takashi Kousaka    40798   Part of expense         1  1    1    2,200.00    2,200.00  Y  5668  4/14/98
                               account-Dell
                               Dimension xps 233
                               w/Access                                                                       $2,200.00  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
90                             Tax                    29  1    1      187.04      187.04  Y  5668  4/14/98      $187.04  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
91  Takashi Kousaka    40798   Part of expense         1  1    1    2,313.00    2,313.00  Y  5668  4/14/98
                               account-Dell
                               Dimension xps 333
                               w/Accessories                                                                  $2,313.00  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
92                             Dell Dimension xps      1  2    1    4,002.00    4,002.00  Y  5668  4/14/98
                               233mhz Minitower
                               w/Accessories                                                                  $4,002.00  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
93                             Freight                27  1    1      165.00      165.00  Y  5668  4/14/98      $165.00  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
94                             Tax                    29  1    1      550.88      550.88  Y  5668  4/14/98      $550.88  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
95  Takashi Kousaka    40798   Part of expense         1  2    1    6,536.00    6,536.00  Y  5668  4/14/98
                               account-Dell
                               Dimension xps 333
                               w/Accessories                                                                  $6,536.00  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
96                             Freight                27  1    1      200.00      200.00  Y  5668  4/14/98      $200.00  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------

                                  Page 3 of 4
                    Property of Phoenix Leasing Incorporated

                          PHOENIX LEASING INCORPORATED
                                FUNDING REQUEST
                                   EXHIBIT A

-----------------------------------------------------------------------------------------------------------------------------------
97                             Tax                    29  1    1      572.62      572.62  Y  5668  4/14/98      $572.62  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
98  Takashi Kousaka    40798   Part of expense         1  1    1      629.95      629.95  N  5668  4/14/98
                               account-Sony Trinitron
                               Monitor                                                                          $629.95  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
99                             Freight                27  1    1       28.47       28.47  N  5668  4/14/98       $28.47  $0.00  P
-----------------------------------------------------------------------------------------------------------------------------------
100 Reach Technology   ???     Intel Express 10/100    9  2    1    2,450.00    2,450.00  Y  1586   2/3/98
                               12 port HUB
                                                                                                              $2,450.00  $0.00  T
-----------------------------------------------------------------------------------------------------------------------------------
101                            CAT 5 Crss over Cable   8  2    1       20.00       20.00  Y  1586   2/3/98       $20.00  $0.00  T
-----------------------------------------------------------------------------------------------------------------------------------
102                            Tax                    29  1    1      209.95      209.95  Y  1586   2/3/98      $209.95  $0.00  N
-----------------------------------------------------------------------------------------------------------------------------------
103                            Installation           27  1    1      250.00      250.00  Y  1586   2/3/98      $250.00  $0.00  T
-----------------------------------------------------------------------------------------------------------------------------------
104                                                                                                               $0.00  $0.00  ##
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                             ----------------------
                                                                        TOTAL AMOUNT DUE TO LESSEE           $96,379.86
                                                                                                             ----------------------
                                                                                         TOTAL AMOUNT DUE TO VENDOR      $0.00
                                                                                                                      -------------
                                                                                                         TOTAL DRAW $96,379.86
                                                                                                                      -------------


Lessee Signature /s/ LAYTON S. HAN            Date:  6/12/98
                 -------------------------         ---------


                                  Page 4 of 4
                    Property of Phoenix Leasing Incorporated

                                       SALE LEASEBACK ADDENDUM
                                       to Schedule No. 01
                                       of MASTER EQUIPMENT LEASE
                                       Dated May 1, 1998
                                       Between INTELLIPOST CORPORATION,
                                       a Delaware Corporation, and
                                       INTELLIPOST CORPORATION,
                                       a California corporation, jointly and
                                        severally as Lessee
                                       and PHOENIX LEASING INCORPORATED

This addendum to Master Equipment Lease is made and entered into as of June 22, 1998 between PHOENIX LEASING INCORPORATED ("Lessor") and INTELLIPOST CORPORATION, a California corporation and INTELLIPOST CORPORATION, a Delaware corporation, (jointly and severally, "Lessee").

Notwithstanding anything to the contrary contained in the Lease referenced above, Lessor and Lessee agree as follows:

1. Lessee shall sell the Equipment to and lease the Equipment from Lessor and Lessor shall purchase the Equipment from and lease the Equipment to Lessee upon the terms and conditions of the Bill of Sale attached hereto as Attachment 1.

2.   Lessee represents and warrants that:

     (a) Lessee has the right to sell the Equipment as set forth herein,

     (b) the Equipment and Lessee's right, title and interest in such Equipment is, as of the date of the Bill of Sale, free from all claims, liens, security interests and encumbrances,

     (c) Lessee will defend the sale against lawful claims and demands of all persons, and

     (d) the purchase price of the Equipment is equal to the fair market value of such Equipment at the time of sale.

LESSOR:                          CO-LESSEE:
PHOENIX LEASING INCORPORATED     INTELLIPOST CORPORATION, a Delaware
                                    corporation

By: /s/ GREGORY D. KILIAN        By: /s/ LAYTON S. HAN
   ---------------------------       ------------------------------

Name:   Gregory D. Kilian        Name: Layton S. Han
     -------------------------        -------------------------

Title: AVP                       Title: CFO
       ------------------------        ------------------------

Date:  6/22/98                   Date:  6/22/98
       ------------------------        ------------------------



                                 CO-LESSEE:
                                 INTELLIPOST CORPORATION, a California
                                    corporation

                                 By: /s/ LAYTON S. HAN
                                     ------------------------------

                                 Name: Layton S. Han
                                      -------------------------

                                 Title: CFO
                                       ------------------------

                          Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A


        Lessee: INTELLIPOST CORPORATION
                --------------------------
                565 COMMERCIAL STREET

Master Contract: 148                                         Schedule: 01
                 --------------------------                            -------

--------------------------------------------------------------------------------------
                                                                           L
Item                     Invoice     Description           Eq      Serial  o
 No  Vendor Name         No.         of item               Cd  Qty Number  c
--------------------------------------------------------------------------------------

 1   Dell                144710894   Dell Dimension 200mhz 1   1          1
                                     minitower w/accessor
--------------------------------------------------------------------------------------
 2                                   Tax                   29  1          1
--------------------------------------------------------------------------------------
 3   Dell                142523395   Dell Dimension xps    1   1          1
                                     300mhz Minitower
                                     w/access
--------------------------------------------------------------------------------------
 4                                   Tax                   29  1          1
--------------------------------------------------------------------------------------
 5   Dell                142523620   Dell Dimension xps    1   2          1
                                     300mhz Minitower
                                     w/access
--------------------------------------------------------------------------------------
 6                                   Tax                   29  1          1
--------------------------------------------------------------------------------------
 7   Dell                146694310   Del Dimension 233mhz  1   2          1
                                     minitower w/access
--------------------------------------------------------------------------------------
 8                                   Tax                   29  1          1
--------------------------------------------------------------------------------------
 9   Dell                143902179   Dell Dimension xps    1   1          1
                                     300mhz Minitower
                                     w/access
--------------------------------------------------------------------------------------
10                                   Tax                   29  1          1
--------------------------------------------------------------------------------------
11   Dell                140295213   4gb SCSI HD           1   2          1
--------------------------------------------------------------------------------------
12                                   2940 PCI SCSI         1   1          1
--------------------------------------------------------------------------------------
13                                   Tax                   29  1          1
--------------------------------------------------------------------------------------
14                                   Freight               27  1          1
--------------------------------------------------------------------------------------
15  Dell                 142523521   Dim XPS m200s,        1   1          1
                                     512k, mmx, minitower
--------------------------------------------------------------------------------------
16                                   64MB SDRAM            1   1          1
--------------------------------------------------------------------------------------
17                                   Altec Speakers        1   1          1
--------------------------------------------------------------------------------------
18                                   14/32X EDE Cdrom      1   1          1
--------------------------------------------------------------------------------------
19                                   STB Nitro 4MB edo     1   1          1
--------------------------------------------------------------------------------------
20                                   Dell 1000LS 17"       1   1          1
--------------------------------------------------------------------------------------
21                                   3C905-tx, enet 10/100 9   1          1
--------------------------------------------------------------------------------------
22                                   Selectcare, Dim, NBD  1   1          1
--------------------------------------------------------------------------------------
23                                   NBD, parts, yrs       1   1          1
--------------------------------------------------------------------------------------
24                                   MS Office 97          24  1          1
--------------------------------------------------------------------------------------
25                                   Tax                   29  1          1
--------------------------------------------------------------------------------------
26                                   Freight               27  1          1
--------------------------------------------------------------------------------------
27   Dell                142535947   Dimension m200a/m/mx  1   1          1
                                     512k, MB Video
--------------------------------------------------------------------------------------
28                                   Vibra 16c Soundcard   1   1          1
--------------------------------------------------------------------------------------
29                                   Altec Speakers        1   1          1
--------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------
              Total                   Tax Pd
         Invoic'd $       $ Pd By     Vndr?  Chk    Transact     Net $ Due   Net $ Due
      Net of Sls Tx        Lessee     (Y/N)  No.        Date        Lessee      Vendor
----------------------------------------------------------------------------------------------

 1       1,244.00        1,244.00       Y    5498   3/11/98     $1,244.00   $0.00         I
----------------------------------------------------------------------------------------------
 2         105.76          105.76       Y    5498   3/11/98       $105.76   $0.00         N
----------------------------------------------------------------------------------------------
 3      2,776,000        2,766.00       Y    5474    3/3/98     $2,776.00   $0.00         I
----------------------------------------------------------------------------------------------
 4         235.96          235.96       Y    5474    3/3/98       $235.96   $0.00         N
----------------------------------------------------------------------------------------------
 5       5,110.00        5,110.00       Y    5467    3/3/98     $5,110.00   $0.00         I
----------------------------------------------------------------------------------------------
 6         434.44          434.44       Y    5467    3/3/98       $434.44   $0.00         N
----------------------------------------------------------------------------------------------
 7       2,896.00        2,896.00       Y    5549   3/24/98     $2,896.00   $0.00         P
----------------------------------------------------------------------------------------------
 8         246.19          246.19       Y    5549   3/24/98       $246.19   $0.00         P
----------------------------------------------------------------------------------------------
 9       2,869.00        2,869.00       Y    5498   3/11/98     $2,869.00   $0.00         I
----------------------------------------------------------------------------------------------
10         236.72          236.72       Y    5498   3/11/98       $236.72   $0.00         N
----------------------------------------------------------------------------------------------
11       1,598.00        1,598.00       Y    5526   3/17/98     $1,598.00   $0.00         P
----------------------------------------------------------------------------------------------
12         229.00          229.00       Y    5526   3/17/98       $229.00   $0.00         P
----------------------------------------------------------------------------------------------
13         156.50          156.50       Y    5526   3/17/98       $156.50   $0.00         P
----------------------------------------------------------------------------------------------
14          14.00           14.00       Y    5526   3/17/98        $14.00   $0.00         P
----------------------------------------------------------------------------------------------
15         850.00          850.00       Y    5526   3/17/98       $850.00   $0.00         P
----------------------------------------------------------------------------------------------
16         169.00          169.00       Y    5539   3/17/98       $169.00   $0.00         P
----------------------------------------------------------------------------------------------
17          49.00           49.00       Y    5539   3/17/98        $49.00   $0.00         P
----------------------------------------------------------------------------------------------
18         100.00          100.00       Y    5539   3/17/98       $100.00   $0.00         P
----------------------------------------------------------------------------------------------
19          40.00           40.00       Y    5539   3/17/98        $40.00   $0.00         P
----------------------------------------------------------------------------------------------
20         483.00          483.00       Y    5539   3/17/98       $483.00   $0.00         P
----------------------------------------------------------------------------------------------
21          79.00           79.00       Y    5539   3/17/98        $79.00   $0.00         P
----------------------------------------------------------------------------------------------
22          35.00           35.00       Y    5539   3/17/98        $35.00   $0.00         P
----------------------------------------------------------------------------------------------
23          99.00           99.00       Y    5539   3/17/98        $99.00   $0.00         P
----------------------------------------------------------------------------------------------
24         100.00          100.00       Y    5539   3/17/98       $100.00   $0.00         P
----------------------------------------------------------------------------------------------
25         175.04          175.04       Y    5539   3/17/98       $175.04   $0.00         P
----------------------------------------------------------------------------------------------
26          55.00           55.00       Y    5539   3/17/98        $55.00   $0.00         P
----------------------------------------------------------------------------------------------
27         890.00          890.00       Y    5540   3/17/98       $890.00   $0.00         P
----------------------------------------------------------------------------------------------
28          54.00           54.00       Y    5540   3/17/98        $54.00   $0.00         P
----------------------------------------------------------------------------------------------
29          35.00           35.00       Y    5540   3/17/98        $35.00   $0.00         P
----------------------------------------------------------------------------------------------

                                  Page 1 of 4
                    Property of Phoenix Leasing Incorporated

                          Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A


--------------------------------------------------------------------------------------
30                                  14/32X EIDE Cdrom      1   1           1
--------------------------------------------------------------------------------------
31                                  Trinitron 800hs 15"    1   1           1
--------------------------------------------------------------------------------------
32                                  3C905-tx, enet 10/100  9   1           1
--------------------------------------------------------------------------------------
33                                  Selectcare, Dim, NBD   1   1           1
--------------------------------------------------------------------------------------
34                                  NBD, parts, yrs        1   1           1
--------------------------------------------------------------------------------------
35                                  MS Office 97           24  1           1
--------------------------------------------------------------------------------------
36                                  Tax                    29  1           1
--------------------------------------------------------------------------------------
37                                  Freight                27  1           1
--------------------------------------------------------------------------------------
38   Dell                149577868  Dell Dimension xps     1   1           1
                                    233mhz Minitower
                                    w/accessories
--------------------------------------------------------------------------------------
39                                  Tax                    29  1           1
--------------------------------------------------------------------------------------
40   Reach Technology    2889       Intel Express 10/100   9   2           1
                                    12port Hub
--------------------------------------------------------------------------------------
41                                  CAT 5 Crss over Cable  8   2           1
--------------------------------------------------------------------------------------
42                                  Intel Express 10/100   27  1           1
                                    12port Hub installation
--------------------------------------------------------------------------------------
43                                  Tax                    29  1           1
--------------------------------------------------------------------------------------
44   Reach Technology    2994       Int 1259-Cable Testing 26  1           1
--------------------------------------------------------------------------------------
45                                  CAT 5Utp Plennm Cbl    8   9           1
--------------------------------------------------------------------------------------
46                                  CAT 5 Wall Jacks/plate 8   9           1
--------------------------------------------------------------------------------------
47                                  Wall Jacks             8   9           1
--------------------------------------------------------------------------------------
48                                  9CAT 5 utp Cable Drop  26  5           1
--------------------------------------------------------------------------------------
49                                  9CAT 5 Testing &       26  5           1
                                    Termination
--------------------------------------------------------------------------------------
50                                  Tax                    29  1           1
--------------------------------------------------------------------------------------
51   Reach Technology    2991       Phone & Voice Cable    8   21          1
--------------------------------------------------------------------------------------
52                                  Punch Down Block       8   1           1
--------------------------------------------------------------------------------------
53                                  Punch down block       8   1           1
                                    board
--------------------------------------------------------------------------------------
54                                  UTP Voice Cable Drop   27  10.5        1
--------------------------------------------------------------------------------------
55                                  CAT 3 Termination      26  10.5        1
--------------------------------------------------------------------------------------
56                                  Voice Cable testing    26  2.1         1
--------------------------------------------------------------------------------------
57                                  Tax                    29  1           1
--------------------------------------------------------------------------------------
58   Reach Technology    3079       CAT 5 Utp Plennm Cbl   8   7           1
--------------------------------------------------------------------------------------
59                                  12 Ports Patch Panel   8   2           1
--------------------------------------------------------------------------------------
60                                  Cat 5 Wall Plate       8   5           1
--------------------------------------------------------------------------------------
61                                  Surface Mount Boxes    8   2           1
--------------------------------------------------------------------------------------
62                                  Cat 5 Wall Jacks       8   7           1
--------------------------------------------------------------------------------------
63                                  Cable Installation     27  3.5         1
--------------------------------------------------------------------------------------
64                                  Termination & Testing  26  3           1
--------------------------------------------------------------------------------------
65                                  Tax                    29  1           1
--------------------------------------------------------------------------------------
66   SSPS, Inc.          ???        8.0 base Stat.         24  1           1
                                    Software
--------------------------------------------------------------------------------------
67                                  8.0 Profes. Stat.      24  1           1
                                    Softw.
--------------------------------------------------------------------------------------
68                                  8.0 Answer Stat.       24  1           1
                                    Softw.
--------------------------------------------------------------------------------------
69   WilTel              V517302    Contract Payment       28  1           1
--------------------------------------------------------------------------------------







30         100.00          100.00       Y    5540  3/17/98        $100.00   $0.00         P
----------------------------------------------------------------------------------------------
31         384.00          384.00       Y    5540  3/17/98        $384.00   $0.00         P
----------------------------------------------------------------------------------------------
32          79.00           79.00       Y    5540  3/17/98         $79.00   $0.00         P
----------------------------------------------------------------------------------------------
33          35.00           35.00       Y    5540  3/17/98         $35.00   $0.00         P
----------------------------------------------------------------------------------------------
34          99.00           99.00       Y    5540  3/17/98         $99.00   $0.00         P
----------------------------------------------------------------------------------------------
35         100.00          100.00       Y    5540  3/17/98        $100.00   $0.00         P
----------------------------------------------------------------------------------------------
36         155.68          155.68       Y    5540  3/17/98        $155.68   $0.00         P
----------------------------------------------------------------------------------------------
37          55.00           55.00       Y    5540  3/17/98         $55.00   $0.00         P
----------------------------------------------------------------------------------------------
38       2,056.00        2,056.00       Y    5641  4/14/98      $2,056.00   $0.00         P
----------------------------------------------------------------------------------------------
39         174.80          174.80       Y    5641  4/14/98        $174.80   $0.00         P
----------------------------------------------------------------------------------------------
40       2,450.00        2,450.00       Y    5487   3/3/98      $2,450.00   $0.00         I
----------------------------------------------------------------------------------------------
41          20.00           20.00       Y    5487   3/3/98         $20.00   $0.00         I
----------------------------------------------------------------------------------------------
42         250.00          250.00       Y    5487   3/3/98        $250.00   $0.00         I
----------------------------------------------------------------------------------------------
43         209.95          209.95       Y    5487   3/3/98        $209.95   $0.00         N
----------------------------------------------------------------------------------------------
44          75.00           75.00       Y    5588  3/31/98         $75.00   $0.00         P
----------------------------------------------------------------------------------------------
45         360.00          360.00       Y    5588  3/31/98        $360.00   $0.00         P
----------------------------------------------------------------------------------------------
46          45.00           45.00       Y    5588  3/31/98         $45.00   $0.00         P
----------------------------------------------------------------------------------------------
47          72.00           72.00       Y    5588  3/31/98         $72.00   $0.00         P
----------------------------------------------------------------------------------------------
48         375.00          375.00       Y    5588  3/31/98        $375.00   $0.00         P
----------------------------------------------------------------------------------------------
49         375.00          375.00       Y    5588  3/31/98        $375.00   $0.00         P
----------------------------------------------------------------------------------------------
50          40.55           40.55       Y    5588  3/31/98         $40.55   $0.00         P
----------------------------------------------------------------------------------------------
51         420.00          420.00       Y    5588  3/31/98        $420.00   $0.00         P
----------------------------------------------------------------------------------------------
52          20.00           20.00       Y    5588  3/31/98         $20.00   $0.00         P
----------------------------------------------------------------------------------------------
53          50.00           50.00       Y    5588  3/31/98         $50.00   $0.00         P
----------------------------------------------------------------------------------------------
54         787.50          787.50       Y    5588  3/31/98        $787.50   $0.00         P
----------------------------------------------------------------------------------------------
55         787.50          787.50       Y    5588  3/31/98        $787.50   $0.00         P
----------------------------------------------------------------------------------------------
56         157.50          157.50       Y    5588  3/31/98        $157.50   $0.00         P
----------------------------------------------------------------------------------------------
57          41.65           41.65       Y    5588  3/31/98         $41.65   $0.00         P
----------------------------------------------------------------------------------------------
58         280.00          280.00       Y    5620   4/7/98        $280.00   $0.00         P
----------------------------------------------------------------------------------------------
59         300.00          300.00       Y    5620   4/7/98        $300.00   $0.00         P
----------------------------------------------------------------------------------------------
60          25.00           25.00       Y    5620   4/7/98         $25.00   $0.00         P
----------------------------------------------------------------------------------------------
61          10.00           10.00       Y    5620   4/7/98         $10.00   $0.00         P
----------------------------------------------------------------------------------------------
62          56.00           56.00       Y    5620   4/7/98         $56.00   $0.00         P
----------------------------------------------------------------------------------------------
63         262.50          262.50       Y    5620   4/7/98        $262.50   $0.00         P
----------------------------------------------------------------------------------------------
64         225.00          225.00       Y    5620   4/7/98        $225.00   $0.00         P
----------------------------------------------------------------------------------------------
65          57.04           57.04       Y    5620   4/7/98         $57.04   $0.00         I
----------------------------------------------------------------------------------------------
66         954.00          954.00       N    1612  2/26/98        $954.00   $0.00         I
----------------------------------------------------------------------------------------------
67         495.00          495.00       N    1612  2/26/98        $495.00   $0.00         I
----------------------------------------------------------------------------------------------
68       1,194.00        1,194.00       N    1612  2/26/98      $1,194.00   $0.00         I
----------------------------------------------------------------------------------------------
69       5,240.23        5,240.23       N    1588   2/3/98      $5,240.23   $0.00         N
----------------------------------------------------------------------------------------------


                             OFFICER'S CERTIFICATE

The undersigned, Layton Han, hereby certifies that:

i) I am the Treasurer/Chief Financial Officer of INTELLIPOST CORPORATION, a California corporation;

ii) as such officer, I am familiar with the terms and conditions of that certain Master Equipment Lease (the "Lease") dated as of May 1, 1998 between INTELLIPOST CORPORATION, a California corporation and INTELLIPOST CORPORATION, a Delaware corporation, (jointly and severally, "Lessee") and PHOENIX LEASING INCORPORATED ("Lessor");

iii) this certificate is delivered in connection with the leasing of certain equipment under a Schedule with Lessor, the equipment is described in the Schedule and the equipment is free and clear from any and all liens, charges, security interests or other encumbrances which may affect Lessor's right, title or interest in and to the equipment;

iv) there has been no material adverse change in the financial condition of Lessee from the date of its most recent financial statements, true copies of which have been delivered to Lessor; and

v) no event which, with the giving of notice or passage of time, or both, could become an Event of Default under the Lease has occurred and is continuing.

vi)   Lessee is performing according to Lessee's business plan described in
      Section 3 of the Lease, a true copy of which business plan has been delivered to Lessor;

vii) the representations and warranties in Section 5 of the Lease are true and correct as of the date hereof.

IN WITNESS WHEREOF, I hereby execute this certificate on this 12 day of June, 1998.


                                          /s/  LAYTON S. HAN
                                          -------------------------------

               (For use when agreement is executed in California)

ACKNOWLEDGEMENT OF A NOTARY PUBLIC:

                            ALL-PURPOSE CERTIFICATE
               (For use when agreement is executed in California)


State of California

County of San Francisco
          ---------------------

On June 12, 1998 before me /s/ SUSAN C. LEE, personally appeared /s/ LOUIS N. HAAS, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

Signature /s/ SUSAN C. LEE              (Seal)                     [SEAL]



ACKNOWLEDGEMENT OF A NOTARY PUBLIC:


            REGISTERED LIMITED LIABILITY PARTNERSHIP ACKNOWLEDGEMENT
               (For use when agreement is executed in California)


STATE OF
         -----------------------)
                                )ss:
COUNTY OF                       )
         -----------------------

On this      day of                   , 19    , before me, a Notary Public in
and for said County, personally appeared              , personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument on behalf of said registered limited liability partnership and acknowledged to me that he (or she) executed the same in his/her authorized capacity as the free act and deed of said registered limited liability partnership for the purposes therein stated.


                                         --------------------------------
My commission expires:                   NOTARY PUBLIC
[Notary Seal]

Recording Requested By
Asset Management Group
When Recorded Mail To:
CT CORPORATION SYSTEM
c/o PHOENIX LEASING INCORPORATED
2401 Kerner Boulevard
San Rafael, CA 94901

                                              Space Above This Line for Recorder
--------------------------------------------------------------------------------

                              REAL PROPERTY WAIVER

To:  PHOENIX LEASING INCORPORATED
     2401 Kerner Boulevard
     San Rafael, CA 94901
     Attention: Asset Management

Re: INTELLIPOST CORPORATION, a California corporation and INTELLIPOST CORPORATION, a Delaware corporation, jointly and severally, Lessee

As holder ("Holder") of an interest in the real property ("Real Property") described below, I (we) (1) acknowledge and consent to your agreement to lease and install on the Real Property the equipment (the "Equipment") leased pursuant to Master Equipment Lease Agreement dated as of May 1, 1998, and Schedule(s) thereto between you and Lessee, (2) disclaim any ownership or other interest in subject Equipment and other Equipment that may be added from time to time, and (3) recognize your right to enter, and will permit you and your successors and assigns to enter upon the Real Property, but only for the purposes of inspecting or removing your Equipment.

This Real Property Waiver shall be binding upon the heirs, successors and assigns of Holder.

I (we), as Holder, am (are) the (Please Check Appropriate Line Below):
___Beneficiary (Deed of Trust) ___Mortgagee ___Landlord/Real Property Lessor
___Sublandlord/Real Property Sublessor ___Owner with respect to the Real Property.

Signed,

LOUIS N. HAAS
-----------------------------
Full Legal Name of Holder

/s/ LOUIS N. HAAS             Owner-Atty in Fact                     6/12/98
-----------------------       --------------------------------       --------
Signature                     Title                                  Date

Real Property Located at:     565 Commercial Street, 2nd Floor
                              San Francisco, CA 94111
                              County of San Francisco

Legal Description of Real Property (which can be taken from your title policy or deed of trust) is attached.